 BEAR                                                             MORGAN STANLEY
STEARNS

                                     -------
                                      TOP26
                                     -------

                                 $1,908,566,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                      PRINCIPAL COMMERCIAL FUNDING II, LLC
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                      AS SPONSORS AND MORTGAGE LOAN SELLERS

                            -------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

                            -------------------------

                                 MARCH 22, 2007

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY

CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

--------------------------------------------------------------------------------
                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
--------------------------------------------------------------------------------

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

TRANSACTION FEATURES

o     Sellers:

------------------------------------------------------------------------------------------------
                                                   NO. OF     NO. OF     CUT-OFF DATE     % OF
SELLERS                                            LOANS    PROPERTIES   BALANCE ($)       POOL
------------------------------------------------------------------------------------------------

 Bear Stearns Commercial Mortgage, Inc.              42         49        797,149,126      37.9
 Morgan Stanley Mortgage Capital Inc.                55         55        460,808,205      21.9
 Principal Commercial Funding II, LLC                52         53        448,232,370      21.3
 Wells Fargo Bank, National Association              88         90        399,814,271      19.0
------------------------------------------------------------------------------------------------
 TOTAL:                                             237        247      2,106,003,972     100.0
------------------------------------------------------------------------------------------------

o     Loan Pool:

      o     Average Cut-off Date Balance: $8,886,093

      o     Largest Mortgage Loan by Cut-off Date Balance: $150,000,000

      o     Five largest and ten largest loans: 23.3% and 33.7% of pool, respectively

o     Credit Statistics:

      o     Weighted average debt service coverage ratio of 1.82x

      o     Weighted average post IO debt service coverage ratio of 1.77x

      o     Weighted average current loan-to-value ratio of 59.6%; weighted average balloon loan-to-value ratio of 55.6%

o     Property Types:

                              [PIE CHART OMITTED]

Self Storage                                 1.3%
Other                                        2.4%
Mixed Use                                    5.5%
Multifamily                                  6.9%
Hospitality                                  7.6%
Industrial                                  11.6%
Retail                                      23.6%
Office                                      40.8%
Manufactured Housing Community               0.2%

Notes: "Other" collateral consists of Theater and Leased Fee.

o     Call Protection: (as applicable)

      o     54.3% of the pool (135 loans) has a lockout period ranging from 24 to 47 payments from origination, then defeasance provisions.

      o     20.9% of the pool (44 loans) has a lockout period ranging from 24 to
            35 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permits defeasance at least two years following securitization.

      o     19.8% of the pool (46 loans) has a lockout period ranging from 14 to
            59 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.

      o     2.7% of the pool (5 loans) has a lockout period of 119 payments from origination and is freely prepayable thereafter.

      o     1.1% of the pool (2 loans) is freely prepayable with the greater of yield maintenance and a prepayment premium of 1.0% for at least two years, and then permits the greater of yield maintenance and a prepayment premium of 1.0% or defeasance.

      o     1.0% of the pool (3 loans) has no lockout period and permits prepayment with the greater of yield maintenance and a prepayment premium.

      o     0.1% of the pool (1 loan) has a lockout period of 28 payments from origination, then the greater of yield maintenance and a prepayment premium of 0.5%.

      o     0.1% of the pool (1 loan) permits a prepayment with a prepayment premium of 3% for 12 payments following origination, followed by prepayment with a prepayment premium of 2% for 12 payments, followed by prepayment with a prepayment premium of 1% for 32 payments.

o     Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
      Agent in addition to detailed payment and delinquency information.
      Information provided by the Paying Agent is expected to be available at
      www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the
      Paying Agent's website.

o     Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

o     Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

                                       T-2

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

OFFERED CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
               APPROXIMATE                                                                                APPROXIMATE   CERTIFICATE
                 INITIAL      APPROXIMATE                                                EXPECTED FINAL     INITIAL      PRINCIPAL
               CERTIFICATE       CREDIT          RATINGS        AVERAGE     PRINCIPAL     DISTRIBUTION   PASS-THROUGH     TO VALUE
   CLASS      BALANCE(1)(2)    SUPPORT(3)    (FITCH/S&P/DBRS)  LIFE(4)(5)  WINDOW(4)(6)     DATE(4)         RATE(7)       RATIO(8)
------------------------------------------------------------------------------------------------------------------------------------

    A-1         $75,000,000     27.000%        AAA/AAA/AAA       3.39          1- 57       01/12/2012        [ ]%          43.48%
------------------------------------------------------------------------------------------------------------------------------------
    A-2        $177,000,000     27.000%        AAA/AAA/AAA       4.81          57- 59      03/12/2012        [ ]%          43.48%
------------------------------------------------------------------------------------------------------------------------------------
    A-3         $65,400,000     27.000%        AAA/AAA/AAA       6.80          78- 90      10/12/2014        [ ]%          43.48%
------------------------------------------------------------------------------------------------------------------------------------
   A-AB         $78,000,000     27.000%        AAA/AAA/AAA       7.57          59-115      11/12/2016        [ ]%          43.48%
------------------------------------------------------------------------------------------------------------------------------------
    A-4        $991,880,000     27.000%        AAA/AAA/AAA       9.77         115-119      03/12/2017        [ ]%          43.48%
------------------------------------------------------------------------------------------------------------------------------------
   A-1A        $150,102,000     27.000%        AAA/AAA/AAA       8.73          1-119       03/12/2017        [ ]%          43.48%
------------------------------------------------------------------------------------------------------------------------------------
    A-M        $210,601,000     17.000%        AAA/AAA/AAA       9.90         119-119      03/12/2017        [ ]%          49.44%
------------------------------------------------------------------------------------------------------------------------------------
    A-J        $160,583,000      9.375%        AAA/AAA/AAA       10.03        119-129      01/12/2018        [ ]%          53.98%
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES(9)

------------------------------------------------------------------------------------------------------------------------------------
            APPROXIMATE
              INITIAL
            CERTIFICATE                                                                     EXPECTED     APPROXIMATE   CERTIFICATE
             BALANCE OR                                                                       FINAL        INITIAL      PRINCIPAL
              NOTIONAL       APPROXIMATE         RATINGS         AVERAGE     PRINCIPAL    DISTRIBUTION   PASS-THROUGH    TO VALUE
   CLASS     AMOUNT(1)      CREDIT SUPPORT   (FITCH/S&P/DBRS)   LIFE(4)(5)  WINDOW(4)(6)     DATE(4)       RATE(7)       RATIO(8)
------------------------------------------------------------------------------------------------------------------------------------

  X-1(10)   $2,106,003,971       ----          AAA/AAA/AAA        ----          ----          ----      Variable Rate      ----
------------------------------------------------------------------------------------------------------------------------------------
  X-2(10)   $2,069,863,000       ----          AAA/AAA/AAA        ----          ----          ----      Variable Rate      ----
------------------------------------------------------------------------------------------------------------------------------------
     B         $42,120,000      7.375%           AA/AA/AA         11.56       129-177      01/12/2022        [ ]%         55.17%
------------------------------------------------------------------------------------------------------------------------------------
     C         $18,427,000      6.500%       AA-AA-/AA (low)      14.81       177-178      02/12/2022        [ ]%         55.70%
------------------------------------------------------------------------------------------------------------------------------------
     D         $28,958,000      5.125%            A/A/A           14.82       178-178      02/12/2022        [ ]%         56.51%
------------------------------------------------------------------------------------------------------------------------------------
     E         $15,795,000      4.375%        A-/A-/A (low)       14.82       178-178      02/12/2022        [ ]%         56.96%
------------------------------------------------------------------------------------------------------------------------------------
     F         $18,427,000      3.500%     BBB+/BBB+/BBB (high)   14.82       178-178      02/12/2022        [ ]%         57.48%
------------------------------------------------------------------------------------------------------------------------------------
     G         $18,428,000      2.625%         BBB/BBB/BBB        14.82       178-178      02/12/2022        [ ]%         58.00%
------------------------------------------------------------------------------------------------------------------------------------
     H         $18,427,000      1.750%     BBB-/BBB-/BBB (low)    14.82       178-178      02/12/2022        [ ]%         58.52%
------------------------------------------------------------------------------------------------------------------------------------
   J - P       $36,855,971       ----              ----           ----          ----          ----           ----          ----
------------------------------------------------------------------------------------------------------------------------------------

Notes:      (1)   In the case of each such Class, subject to a permitted
                  variance of plus or minus 5%.

            (2)   For purposes of making distributions to the Class A-1, Class
                  A-2, Class A-3, Class A-AB, Class A-4, and Class A-1A
                  certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan
                  Group 2. Loan Group 1 will consist of 213 mortgage loans,
                  representing approximately 92.9% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.
                  Loan Group 2 will consist of 24 mortgage loans, representing approximately 7.1% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will include approximately 100.0% of the aggregate principal balance of all the mortgage loans secured by multifamily
                  properties and manufactured housing community properties.
                  Generally, the Class A-1, Class A-2, Class A-3, Class A-AB,
                  and Class A-4 certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the
                  certificate principal balances of the Class A-1, Class A-2,
                  Class A-3, Class A-AB, and Class A-4 certificates have been reduced to zero. However, on or after any distribution date on which the certificate principal balances of the Class A-M
                  through Class P certificates have been reduced to zero, or the aggregate appraisal reduction is greater than the aggregate certificate principal balances of such classes, distributions of principal collected or advanced in respect of the entire pool of mortgage loans will be distributed to the Class A-1,
                  Class A-2, Class A-3, Class A-AB, Class A-4 and Class A-1A
                  certificates, pro rata without regard to loan groups.

            (3)   The percentages indicated under the column "Approximate Credit
                  Support" with respect to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates represent the approximate credit support for the Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates
                  in the aggregate.

            (4)   Based on the Structuring Assumptions, assuming 0% CPR,
                  described in the Free Writing Prospectus, dated March 22,
                  2007, to accompany the Prospectus dated September 13, 2006
                  (the "Free Writing Prospectus").

            (5)   Average life is expressed in terms of years.

            (6)   Principal window is the period (expressed in terms of months and commencing with the month of May 2007) during which
                  distributions of principal are expected to be made to the
                  holders of each designated Class.

            (7)   The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D,
                  E, F, G, H, J, K, L, M, N, O and P Certificates will each
                  accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or
                  (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The
                  Class X-1 and Class X-2 Certificates will accrue interest at a variable rate as described herein.

            (8)   Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and the Certificate Balances
                  of all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted
                  average pool loan to value ratio. The Class A-1, A-2, A-3,
                  A-AB, A-4 and A-1A Certificate Principal to Value Ratios are
                  calculated based upon the aggregate of the Class A-1, A-2,
                  A-3, A-AB, A-4 and A-1A Certificate Balances.

            (9)   Not offered pursuant to the Prospectus and Free Writing
                  Prospectus. Certificates to be offered privately pursuant to
                  Rule 144A. Information provided herein regarding the
                  characteristics of these certificates is provided only to
                  enhance understanding of the offered certificates.

            (10)  The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Free Writing Prospectus.

                                       T-3

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

I.  ISSUE CHARACTERISTICS

      Issue Type:                      Public: Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, and A-J (the "Offered
                                       Certificates")

                                       Private (Rule 144A):  Classes X-1, X-2, B, C, D, E, F, G, H, J, K, L, M, N, O and P

      Securities Offered:              $1,908,566,000 monthly pay, multi-class, commercial mortgage REMIC Pass-Through
                                       Certificates, including eight principal and interest classes (Classes A-1, A-2,
                                       A-3, A-AB, A-4, A-1A, A-M, and A-J)

      Sellers:                         Bear Stearns Commercial Mortgage, Inc., Morgan Stanley Mortgage Capital Inc.,
                                       Principal Commercial Funding II, LLC, and Wells Fargo Bank, National Association

      Co-lead Bookrunning Managers:    Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated

      Master Servicer:                 Wells Fargo Bank, National Association

      Primary Servicers:               Principal Global Investors, LLC (with respect to the individual loans sold by
                                       Principal Commercial Funding II, LLC); Wells Fargo Bank, National Association
                                       (with respect to the individual loans sold by it, Bear Stearns Commercial
                                       Mortgage, Inc., and Morgan Stanley Mortgage Capital Inc.)

      Special Servicer:                ARCap Servicing, Inc.

      Trustee:                         LaSalle Bank National Association

      Paying Agent and Registrar:      Wells Fargo Bank, National Association

      Cut-Off Date:                    April 1, 2007. For purposes of the information contained in this term sheet, scheduled payments due in April 2007 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on April 1,
                                       2007, not the actual day on which such scheduled payments were due.

      Expected Closing Date:           On or about April 18, 2007

      Distribution Dates:              The 12th of each month, commencing in May 2007 (or if the 12th is not a business day, the next succeeding business day)

      Advancing:                       The Master Servicer is required to advance delinquent monthly mortgage payments to the extent recoverable. If the Master Servicer determines that a previously made advance is not recoverable, the Master Servicer will reimburse itself from the
                                       Certificate Account for the amount of the advance, plus interest. The reimbursement will be taken first from principal distributable on the Certificates and then interest. The Master Servicer has discretion to defer to later periods any reimbursements that would be taken from interest on the Certificates.

      Minimum Denominations:           $25,000 for the A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, and A-J Certificates; with investments in excess of the minimum denominations made in multiples of $1.

      Settlement Terms:                DTC, Euroclear and Clearstream, same day funds, with accrued interest

      Legal/Regulatory Status:         Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, and A-J are expected to be eligible for exemptive relief under ERISA.  No Class of Certificates is SMMEA eligible.

      Risk Factors:                    THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS.
                                       SEE THE "RISK FACTORS" SECTION OF THE FREE WRITING PROSPECTUS AND THE "RISK
                                       FACTORS" SECTION OF THE PROSPECTUS.

                                       T-4

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H, J, K,
L, M, N, O, P Certificates will each accrue interest at either (i) a fixed rate,
(ii) a fixed rate subject to a cap at the weighted average net mortgage rate or,
(iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                                         Month   0      12      24       36      48      60      72      84      Maturity
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----

Class A-1     AAA/AAA/AAA          [%]                                                                                      $75.0 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class A-2     AAA/AAA/AAA          [%]                                                                                     $177.0 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class A-3     AAA/AAA/AAA          [%]                                                                                      $65.4 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class A-AB    AAA/AAA/AAA          [%]                                                                                      $78.0 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class A-4     AAA/AAA/AAA          [%]                                                                                     $991.9 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class A-1A    AAA/AAA/AAA          [%]                                                                                     $150.1 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class A-M     AAA/AAA/AAA          [%]                                                                                     $210.6 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class A-J     AAA/AAA/AAA          [%]                                                                                     $160.6 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class B       AA/AA/AA             [%]                                                                                      $42.1 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class C       AA-/AA-/AA (low)     [%]                                                                                      $18.4 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class D       A/A/A                [%]                                                                                      $29.0 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class E       A-/A-/A (low)        [%]                                                                                      $15.8 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class F       BBB+/BBB+/BBB(high)  [%]                                                                                      $18.4 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class G       BBB/BBB/BBB          [%]                                                                                      $18.4 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class H       BBB-/BBB-/BBB(low)   [%]                                                                                      $18.4 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class J       BB+/BB+/BB(high)     [%]                                                                                       $2.6 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class K       BB/BB/BB             [%]                                                                                       $2.6 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Class L       BB-/BB-/BB(low)      [%]                                                                                       $5.3 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----
Classes M- P  B+/B+/B(high) to NR  [%]                                                                                      $26.3 MM
              --------------------------------     ----    ----     ----    ----    ----    ----    ----    ----

              [     ] X-l + X2 IO Strip       [     ] X-l Notional       [      ] X-2 Notional       NR = Not Rated

                                       T-5

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

Class X-1 and X-2 Notional      The Notional Amount of the Class X-1 Certificates will be equal to the
Balances:                       aggregate of the Certificate Balances of the classes of Principal Balance
                                Certificates outstanding from time to time.  The Notional Amount of the Class
                                X-2 Certificates will equal:

                                     o    during the period from the Closing Date through and including the
                                          Distribution Date occurring in April 2008, the sum of (a) the lesser of $65,735,000 and the Certificate Balance of the Class A-1
                                          Certificates outstanding from time to time (b) the lesser of
                                          $149,552,000 and the Certificate Balance of the Class A-1A
                                          Certificates outstanding from time to time and (c) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-AB,
                                          Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
                                          Class F, Class G, Class H, Class J, Class K and Class L Certificates
                                          outstanding from time to time;

                                     o    during the period following the Distribution Date occurring in April
                                          2008 through and including the Distribution Date occurring in April
                                          2009, the sum of (a) the lesser of $165,278,000 and the Certificate
                                          Balance of the Class A-2 Certificates outstanding from time to time,
                                          (b) the lesser of $143,598,000 and the Certificate Balance of the
                                          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-3, Class A-AB,
                                          Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
                                          Class F, and Class G Certificates outstanding from time to time and
                                          (d) the lesser of $14,744,000 and the Certificate Balance of the Class
                                          H Certificates outstanding from time to time;

                                     o    during the period following the Distribution Date occurring in April
                                          2009 through and including the Distribution Date occurring in April
                                          2010, the sum of (a) the lesser of $85,080,000 and the Certificate
                                          Balance of the Class A-2 Certificates outstanding from time to time,
                                          (b) the lesser of $137,488,000 and the Certificate Balance of the
                                          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-3, Class A-AB,
                                          Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, and Class
                                          E Certificates outstanding from time to time and (d) the lesser of
                                          $10,082,000 and the Certificate Balance of the Class F Certificates
                                          outstanding from time to time;

                                     o    during the period following the Distribution Date occurring in April
                                          2010 through and including the Distribution Date occurring in April
                                          2011, the sum of (a) the lesser of $3,497,000 and the Certificate
                                          Balance of the Class A-2 Certificates outstanding from time to time,
                                          (b) the lesser of $131,491,000 and the Certificate Balance of the
                                          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-3, Class A-AB,
                                          Class A-4, Class A-M, Class A-J, Class B, and Class C Certificates
                                          outstanding from time to time and (d) the lesser of $15,989,000 and the Certificate Balance of the Class D Certificates outstanding from time to time;

                                       T-6

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

                                     o    during the period following the Distribution Date occurring in April
                                          2011 through and including the Distribution Date occurring in April
                                          2012, the sum of (a) the lesser of $914,107,000 and the Certificate
                                          Balance of the Class A-4 Certificates outstanding from time to time,
                                          (b) the lesser of $107,425,000 and the Certificate Balance of the
                                          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-M and Class A-J
                                          Certificates outstanding from time to time and (d) the lesser of
                                          $40,660,000 and the Certificate Balance of the Class B Certificates
                                          outstanding from time to time;

                                     o    during the period following the Distribution Date occurring in April
                                          2012 through and including the Distribution Date occurring in April
                                          2013, the sum of (a) the lesser of $834,026,000 and the Certificate
                                          Balance of the Class A-4 Certificates outstanding from time to time,
                                          (b) the lesser of $102,821,000 and the Certificate Balance of the
                                          Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-M and Class A-J
                                          Certificates outstanding from time to time and (d) the lesser of
                                          $10,441,000 and the Certificate Balance of the Class B Certificates
                                          outstanding from time to time;

                                     o    during the period following the Distribution Date occurring in April
                                          2013 through and including the Distribution Date occurring in April
                                          2014, the sum of (a) the lesser of $758,203,000 and the Certificate
                                          Balance of the Class A-4 Certificates outstanding from time to time,
                                          (b) the lesser of $98,435,000 and the Certificate Balance of the Class
                                          A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class A-M Certificates outstanding from time to time and (d) the lesser of $143,051,000 and the
                                          Certificate Balance of the Class A-J Certificates outstanding from time to time;

                                     o    Following the Distribution Date occurring in April 2014, $0.

                                       T-7

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

Class X-1 Pass-Through Rate:    The Pass-Through Rate applicable to the Class X-1 Certificates for the initial
                                Distribution Date will equal approximately [ ]% per annum. The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1
                                Certificates outstanding immediately prior to the related Distribution Date
                                (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the Certificate
                                Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates;
                                provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance Certificates is identified under
                                "--Certificate Balances" in the Free Writing Prospectus as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any
                                Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate
                                Balance will represent one or more other separate components of the Class X-1
                                Certificates for purposes of calculating the accrual of interest for the related
                                Distribution Date. For any Distribution Date occurring in or before April 2014, on any particular component of the total Notional Amount of the Class X-1
                                Certificates immediately prior to the related Distribution Date, the applicable
                                Class X-1 Strip Rate will be calculated as follows:

                                     o    if such particular component consists of the entire Certificate
                                          Balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire
                                          Certificate Balance (or that designated portion) also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a)
                                          the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such
                                          Distribution Date as set forth on Schedule B attached to the Free
                                          Writing Prospectus and (ii) the Pass-Through Rate for such
                                          Distribution Date for such class of Principal Balance Certificates; and

                                     o    if such particular component consists of the entire Certificate
                                          Balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire
                                          Certificate Balance (or that designated portion) does not also constitute a component of the total Notional Amount of the Class X-2
                                          Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of
                                          (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                                       T-8

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

                                For any Distribution Date occurring after April 2014, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable
                                Class X-1 Strip Rate with respect to each such component for each such
                                Distribution Date will equal the excess, if any, of (a) the Weighted Average Net
                                Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such
                                Distribution Date for such class of Principal Balance Certificates. Under no circumstances will any Class X-1 Strip Rate be less than zero.

                                       T-9

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

Class X-2 Pass-Through Rate:    The Pass-Through Rate applicable to the Class X-2 Certificates for the initial
                                Distribution Date will equal approximately [ ]% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in April
                                2014 will equal the weighted average of the respective strip rates (the "Class
                                X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such
                                Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal
                                Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified under "--Certificate
                                Balances" in the Free Writing Prospectus as being part of the total Notional
                                Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion of it) will represent one or more separate components of the total Notional Amount of the Class X-2
                                Certificates for purposes of calculating the accrual of interest for the related
                                Distribution Date. For any Distribution Date occurring in or before April 2014, on any particular component of the total Notional Amount of the Class X-2
                                Certificates immediately prior to the related Distribution Date, the applicable
                                Class X-2 Strip Rate will equal the excess, if any, of:

                                     o    the lesser of (a) the rate per annum corresponding to such
                                          Distribution Date as set forth on Schedule B attached to the Free
                                          Writing Prospectus and (b) the Weighted Average Net Mortgage Rate for
                                          such Distribution Date, over

                                     o    the Pass-Through Rate for such Distribution Date for the class of
                                          Principal Balance Certificates whose Certificate Balance, or a designated portion of it, comprises such component.

                                Under no circumstances will any Class X-2 Strip Rate be less than zero.

                                      T-10

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

Yield Maintenance/Prepayment    Any Prepayment Premiums/Yield Maintenance Charges collected with respect to a
Premium Allocation:             Mortgage Loan in Loan Group 1 during any particular Collection Period will be distributed to the holders of Class A-1, A-2, A-3, A-AB, A-4, A-M, A-J, B, C, D,
                                E, F, G and Class H Certificates then entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such Prepayment
                                Premium/Yield Maintenance Charge and (ii) the Prepayment Premium/Yield
                                Maintenance Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that
                                Class on the Distribution Date, and the denominator of which is the total amount distributed as principal to all classes of certificates except the Class A-1A distributed on that distribution date, and (b) a fraction not greater than one or less than zero, the numerator of which is equal to the excess, if any, of the
                                Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Free Writing Prospectus), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                                Any Prepayment Premiums/Yield Maintenance Charges collected with respect to a
                                Mortgage Loan in Loan Group 2 during any particular Collection Period will be distributed to the holders of Class A-1A Certificates if such Class is entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such Prepayment Premium/Yield Maintenance Charge and (ii) the
                                Prepayment Premium/Yield Maintenance Charge multiplied by a fraction not greater than one or less than zero, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant
                                Discount Rate (as defined in the Free Writing Prospectus), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                                The portion, if any, of the Prepayment Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2
                                Certificates based on an [_______] ratio through the Distribution Date in
                                [_______]. After the Distribution Date in [_______] all Prepayment Premium/Yield
                                Maintenance charges remaining after such payments to the holders of the Principal
                                Balance Certificates will be distributed to the Class X-1 Certificates. No portion of Prepayment Premiums/Yield Maintenance Charges will be distributed to the Class J, K, L, M, N, O or P Certificates.

                                The following is an example of the Prepayment Premium Allocation under (ii) above based on the information contained herein and the following assumptions:

                                o    Two Classes of Certificates:  Class A-2 and X

                                o    The characteristics of the Mortgage Loan being prepaid are as follows:

                                     -    Loan Group:     1

                                     -    Mortgage Rate:  6.00%

                                     -    Maturity Date:  10 years

                                o    The Discount Rate is equal to 4.50%

                                o    The Class A-2 Pass-Through Rate is equal to 4.75%

                                                              CLASS A-2 CERTIFICATES
                                ------------------------------------------------------------------------------------------
                                                                                                              YIELD
                                                                                                           MAINTENANCE
                                                 METHOD                               FRACTION              ALLOCATION
                                                                               -----------------------  ------------------
                                                                                      CLASS A-2             CLASS A-2
                                                                               -----------------------  ------------------

                                (Class A-2 Pass-Through Rate - Discount Rate)       (4.75%-4.50%)             16.67%
                                ---------------------------------------------       -------------
                                       (Mortgage Rate - Discount Rate)              (6.00%-4.50%)

                                                                CLASS X CERTIFICATE
                                ------------------------------------------------------------------------------------------
                                                                                                              YIELD
                                                                                                           MAINTENANCE
                                                 METHOD                               FRACTION              ALLOCATION
                                ----------------------------------------       -----------------------  ------------------

                                      1 - Class A-2 YM Allocation                    1 - 16.67%               83.33%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
FREE WRITING PROSPECTUS AND POOLING AND SERVICING AGREEMENT.

                                      T-11

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

III. COLLATERAL DESCRIPTION

                                                      TEN LARGEST LOANS

------------------------------------------------------------------------------------------------------------------------------------

 MORTGAGE     MORTGAGE                                                              PROPERTY     CUT-OFF DATE    % OF
 LOAN NO.    LOAN SELLER  PROPERTY NAME                    CITY              STATE  TYPE              BALANCE    POOL      SF/ROOMS
------------------------------------------------------------------------------------------------------------------------------------

     1          BSCMI     One Dag Hammarskjold Plaza       New York           NY    Office       $150,000,000    7.1%        782,928
------------------------------------------------------------------------------------------------------------------------------------
     2          BSCMI     One AT&T Center                  St. Louis          MO    Office       $112,695,000    5.4%      1,226,293
------------------------------------------------------------------------------------------------------------------------------------
     3          MSMC      Fulbright Tower                  Houston            TX    Office        $89,000,000    4.2%      1,247,061
------------------------------------------------------------------------------------------------------------------------------------
     4          PCFII     Scripps Center                   Cincinnati         OH    Office        $69,933,748    3.3%        543,616
------------------------------------------------------------------------------------------------------------------------------------
     5          BSCMI     Academy Sports HQ                Katy               TX    Industrial    $68,250,000    3.2%      1,454,563
------------------------------------------------------------------------------------------------------------------------------------
     6          BSCMI     Viad Corporate Center            Phoenix            AZ    Office        $65,000,000    3.1%        476,424
------------------------------------------------------------------------------------------------------------------------------------
     7          PCFII     909 A Street                     Tacoma             WA    Office        $48,000,000    2.3%        210,186
------------------------------------------------------------------------------------------------------------------------------------
     8          BSCMI     DoubleTree Hotel Jersey City     Jersey City        NJ    Hospitality   $45,000,000    2.1%            198
------------------------------------------------------------------------------------------------------------------------------------
     9          PCFII     Overlook II                      Atlanta            GA    Office        $31,500,000    1.5%        254,658
------------------------------------------------------------------------------------------------------------------------------------
    10          BSCMI     The Shops at Sherman Plaza       Evanston           IL    Retail        $30,275,000    1.4%        152,187
------------------------------------------------------------------------------------------------------------------------------------
                          TOTAL/WEIGHTED AVERAGES                                                $709,653,748    33.7%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                                   DSCR
                                   POST
 MORTGAGE    LOAN PER               IO    CUT-OFF   BALLOON
 LOAN NO.     SF/ROOM     DSCR    PERIOD  DATE LTV    LTV
-------------------------------------------------------------

     1           $192    2.17x    2.17x    41.1%     41.1%
-------------------------------------------------------------
     2            $92    2.24x    2.24x    54.4%     54.4%
-------------------------------------------------------------
     3            $71    2.50x    2.50x    55.6%     55.6%
-------------------------------------------------------------
     4           $129    1.62x    1.62x    68.6%     57.5%
-------------------------------------------------------------
     5            $47    1.60x    1.60x    66.0%     66.0%
-------------------------------------------------------------
     6           $136    1.23x    1.23x    61.6%     61.6%
-------------------------------------------------------------
     7           $228    1.47x    1.47x    75.0%     75.0%
-------------------------------------------------------------
     8       $227,273    2.07x    2.07x    64.7%     64.7%
-------------------------------------------------------------
     9           $124    1.42x    1.42x    62.6%     62.6%
-------------------------------------------------------------
    10           $199    1.94x    1.94x    54.5%     54.5%
-------------------------------------------------------------
                         1.93X    1.93X    57.3%     56.2%
-------------------------------------------------------------

                                      T-12

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

IV. MORTGAGE LOANS WITH SCHEDULED BALLOON PAYMENTS TO DESIGNATED CLASSES(1)(2)

------------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A-2
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             % OF
  MORTGAGE     MORTGAGE                                                        CUT-OFF DATE  TOTAL       BALLOON               LOAN
  LOAN NO.    LOAN SELLER  PROPERTY NAME                STATE  PROPERTY TYPE        BALANCE  POOL        BALANCE         SF   PER SF
------------------------------------------------------------------------------------------------------------------------------------

     3          MSMC       Fulbright Tower               TX    Office           $89,000,000  4.2%    $89,000,000  1,247,061     $71
------------------------------------------------------------------------------------------------------------------------------------
                           DRA - Lake Emma Corporate
     25          WFB       Park                          FL    Office           $18,300,000  0.9%    $18,300,000    242,754     $75
------------------------------------------------------------------------------------------------------------------------------------
                           Sierra Trading Post
     26          WFB       Fulfillment                   WY    Industrial       $11,921,878  0.6%    $10,280,386    347,400     $36
------------------------------------------------------------------------------------------------------------------------------------
                           Sierra Trading Post Admin
     27          WFB       Building                      WY    Industrial        $6,358,335  0.3%     $5,482,872    164,056     $36
------------------------------------------------------------------------------------------------------------------------------------
     44          WFB       Gemini Plaza                  TX    Office           $12,000,000  0.6%    $11,570,155    158,627     $76
------------------------------------------------------------------------------------------------------------------------------------
     63         BSCMI      NC Mutual Building            NC    Office            $9,350,000  0.4%     $9,005,733    154,036     $61
------------------------------------------------------------------------------------------------------------------------------------
    101          WFB       A-American Lipoa              HI    Self Storage      $5,972,716  0.3%     $5,411,230     72,585     $82
------------------------------------------------------------------------------------------------------------------------------------
    120          WFB       Brentwood Country Mart        CA    Retail            $4,500,000  0.2%     $4,500,000     30,289    $149
------------------------------------------------------------------------------------------------------------------------------------
    125         PCFII      West Allis Industrial         WI    Industrial        $4,396,266  0.2%     $4,118,559     94,018     $47
------------------------------------------------------------------------------------------------------------------------------------
    130         MSMC       Walgreens - Holbrook          MA    Retail            $4,050,000  0.2%     $4,050,000     15,120    $268
------------------------------------------------------------------------------------------------------------------------------------
                           342-344 & 354-364 Flatbush
    132         MSMC       Avenue                        NY    Retail            $4,000,000  0.2%     $4,000,000     14,093    $284
------------------------------------------------------------------------------------------------------------------------------------
    159         MSMC       731 South Fourth Street       NV    Office            $3,010,638  0.1%     $2,822,063     40,019     $75
------------------------------------------------------------------------------------------------------------------------------------
    173          WFB       94 - 125 Leokane              HI    Industrial        $2,473,303  0.1%     $2,338,827     26,250     $94
------------------------------------------------------------------------------------------------------------------------------------
    176          WFB       Boulevard Walk                GA    Retail            $2,333,253  0.1%     $2,197,486     32,302     $72
------------------------------------------------------------------------------------------------------------------------------------
    218          WFB       Inner Space Storage           AZ    Self Storage      $1,496,785  0.1%     $1,405,875     34,247     $44
------------------------------------------------------------------------------------------------------------------------------------
                           TOTAL/WEIGHTED AVERAGES                             $179,163,172  8.5%   $174,483,188
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                         DSCR
                         POST   CUT-OFF             REM.    REM.
  MORTGAGE                IO     DATE    MATURITY    IO   TERM TO
  LOAN NO.       DSCR   PERIOD    LTV    DATE LTV   TERM  MATURITY
-------------------------------------------------------------------

     3          2.50x    2.50x   55.6%    55.6%      58      58
-------------------------------------------------------------------

     25         1.28x    1.28x   71.2%    71.2%     58       58
-------------------------------------------------------------------

     26         1.13x    1.13x   79.5%    68.5%     NAP      57
-------------------------------------------------------------------

     27         1.13x    1.13x   79.5%    68.5%     NAP      57
-------------------------------------------------------------------
     44         1.74x    1.46x   70.6%    68.1%     23       59
-------------------------------------------------------------------
     63         1.52x    1.27x   76.0%    73.2%      21      57
-------------------------------------------------------------------
    101         1.62x    1.62x   45.9%    41.6%     NAP      57
-------------------------------------------------------------------
    120         2.24x    2.24x   36.6%    36.6%     58       58
-------------------------------------------------------------------
    125         1.30x    1.30x   78.5%    73.5%     NAP      59
-------------------------------------------------------------------
    130         1.63x    1.63x   65.5%    65.5%     58       58
-------------------------------------------------------------------

    132         1.16x    1.16x   38.1%    38.1%     58       58
-------------------------------------------------------------------
    159         1.85x    1.85x   38.6%    36.2%     NAP      57
-------------------------------------------------------------------
    173         1.31x    1.31x   70.7%    66.8%     NAP      57
-------------------------------------------------------------------
    176         1.36x    1.36x   77.8%    73.2%     NAP      57
-------------------------------------------------------------------
    218         1.65x    1.65x   52.0%    48.8%     NAP      58
-------------------------------------------------------------------
                1.97X    1.94X   61.5%    59.6%              58
-------------------------------------------------------------------

(1)   This table identifies Mortgage Loans for which principal repayments are expected to result in principal distributions on the indicated Class of certificates.

(2)   Based on the Structuring Assumptions, assuming 0% CPR, described in the
      Free Writing Prospectus, dated March 22, 2007, to accompany the Prospectus dated September 13, 2006 (the "Free Writing Prospectus").

                                      T-13

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

IV. MORTGAGE LOANS WITH SCHEDULED BALLOON PAYMENTS TO DESIGNATED CLASSES
(CONTINUED)(1)(2)

------------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A-3
------------------------------------------------------------------------------------------------------------------------------------

               MORTGAGE                                                                     % OF
  MORTGAGE       LOAN                                                         CUT-OFF DATE  TOTAL       BALLOON              LOAN
  LOAN NO.      SELLER   PROPERTY NAME                STATE  PROPERTY TYPE         BALANCE  POOL        BALANCE         SF  PER SF
------------------------------------------------------------------------------------------------------------------------------------

     14         MSMC     Stony Point East              CA    Office            $21,305,023   1.0%   $18,376,084    201,366    $99
------------------------------------------------------------------------------------------------------------------------------------
     15         MSMC     Stony Point West              CA    Office             $6,613,533   0.3%    $5,704,328     80,878    $99
------------------------------------------------------------------------------------------------------------------------------------
     16          WFB     MetroNorth Business Center    MA    Industrial        $26,000,000   1.2%   $26,000,000    512,727    $51
------------------------------------------------------------------------------------------------------------------------------------
     38         BSCMI    HSBC Sioux Falls              SD    Office            $13,755,000   0.7%   $13,755,000    158,000    $87
------------------------------------------------------------------------------------------------------------------------------------
    209          WFB     Dock Street Building2         WA    Office             $1,694,652   0.1%    $1,453,613     43,627    $39
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL/WEIGHTED AVERAGES                               $69,368,208   3.3%   $65,289,025
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                      DSCR
                      POST   CUT-OFF              REM.    REM.
  MORTGAGE             IO     DATE    MATURITY     IO    TERM TO
  LOAN NO.    DSCR   PERIOD    LTV    DATE LTV    TERM  MATURITY
-----------------------------------------------------------------

     14      1.98x   1.98x    50.8%     43.8%     NAP      78
-----------------------------------------------------------------
     15      1.98x   1.98x    50.8%     43.8%     NAP      78
-----------------------------------------------------------------
     16      1.99x   1.99x    61.6%     61.6%     81       81
-----------------------------------------------------------------
     38      2.45x   2.45x    48.8%     48.8%     90       90
-----------------------------------------------------------------
    209      2.53x   2.53x    24.0%     20.6%     NAP      82
-----------------------------------------------------------------
             2.09X   2.09X    53.8%     50.9%              82
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A-AB
------------------------------------------------------------------------------------------------------------------------------------

               MORTGAGE                                                                     % OF
  MORTGAGE       LOAN                                                         CUT-OFF DATE  TOTAL       BALLOON              LOAN
  LOAN NO.      SELLER   PROPERTY NAME                STATE  PROPERTY TYPE         BALANCE  POOL        BALANCE         SF  PER SF
------------------------------------------------------------------------------------------------------------------------------------

     46         BSCMI    First and Shaw                CA    Retail            $11,100,000   0.5%    $9,788,378     81,453   $136
------------------------------------------------------------------------------------------------------------------------------------
                         Security Public Storage -
    169          WFB     Sacramento I                  CA    Self Storage       $2,736,375   0.1%    $2,352,239     83,172    $33
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL/WEIGHTED AVERAGES                               $13,836,375   0.7%   $12,140,617
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                        DSCR
                        POST   CUT-OFF              REM.    REM.
  MORTGAGE               IO      DATE   MATURITY     IO   TERM TO
  LOAN NO.      DSCR   PERIOD    LTV    DATE LTV    TERM  MATURITY
-------------------------------------------------------------------

     46        1.87x   1.55x    59.7%     52.6%     12      108
-------------------------------------------------------------------

    169        1.63x   1.63x    60.8%     52.3%     NAP     106
-------------------------------------------------------------------
               1.82X   1.57X    59.9%     52.5%             108
-------------------------------------------------------------------

(1)   This table identifies Mortgage Loans for which principal repayments are expected to result in principal distributions on the indicated Class of certificates.

(2)   Based on the Structuring Assumptions, assuming 0% CPR, described in the
      Free Writing Prospectus, dated March 22, 2007, to accompany the Prospectus dated September 13, 2006 (the "Free Writing Prospectus").

                                      T-14

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

IV. COLLATERAL STATISTICS - ENTIRE POOL

CUT-OFF DATE BALANCE ($)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
1 - 1,000,000                         9           8,283,616        0.4
1,000,001 - 2,000,000                45          68,417,470        3.2
2,000,001 - 3,000,000                33          81,218,823        3.9
3,000,001 - 4,000,000                28          96,757,918        4.6
4,000,001 - 5,000,000                21          95,316,925        4.5
5,000,001 - 6,000,000                14          78,569,384        3.7
6,000,001 - 7,000,000                14          91,886,271        4.4
7,000,001 - 8,000,000                 7          53,145,601        2.5
8,000,001 - 9,000,000                 9          77,331,886        3.7
9,000,001 - 10,000,000                9          86,940,171        4.1
10,000,001 - 15,000,000              17         210,887,995       10.0
15,000,001 - 20,000,000               9         152,374,000        7.2
20,000,001 - 25,000,000               8         182,740,023        8.7
25,000,001 - 50,000,000               8         267,255,140       12.7
50,000,001  <=                        6         554,878,748       26.3
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
Min:  548,850          Max: 150,000,000            Average: 8,886,093
-----------------------------------------------------------------------

STATE

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                MORTGAGED     CUT-OFF DATE       % OF
                                PROPERTIES     BALANCE ($)       POOL
-----------------------------------------------------------------------
New York                             24         338,003,334       16.0
California - Southern                31         173,774,991        8.3
California - Northern                18          92,486,886        4.4
Texas                                22         200,587,128        9.5
New Jersey                           13         148,379,570        7.0
Missouri                              3         120,681,814        5.7
Florida                              11          81,918,753        3.9
Arizona                               6          76,696,125        3.6
Georgia                               8          76,153,901        3.6
Ohio                                  3          75,319,333        3.6
Minnesota                             8          64,171,333        3.0
Other                               100         657,831,614       31.2
-----------------------------------------------------------------------
TOTAL:                              247       2,106,003,972      100.0
-----------------------------------------------------------------------

PROPERTY TYPE

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                MORTGAGED     CUT-OFF DATE       % OF
                                PROPERTIES     BALANCE ($)       POOL
-----------------------------------------------------------------------
Office                               42         859,482,586       40.8
Retail                               97         497,675,330       23.6
Industrial                           36         244,677,153       11.6
Hospitality                          15         161,097,770        7.6
Multifamily                          22         145,383,831        6.9
Mixed Use                            16        115,063,,662        5.5
Other                                 8          50,880,176        2.4
Self Storage                          9          27,024,635        1.3
Manufactured Housing
Community                             2           4,718,828        0.2
-----------------------------------------------------------------------
TOTAL:                              247       2,106,003,972      100.0
-----------------------------------------------------------------------

MORTGAGE RATE (%)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
<= 5.000                              2          27,918,556        1.3
5.001 - 5.500                        27         576,678,049       27.4
5.501 - 6.000                       151       1,173,382,540       55.7
6.001 - 6.500                        52         278,979,749       13.2
6.501 <=                              5          49,045,078        2.3
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
   Min: 4.980                Max: 6.640               Wtd Avg: 5.672
-----------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
60                                   20         230,693,172       11.0
61 - 120                            201       1,603,816,945       76.2
121 - 180                            14         267,403,865       12.7
181 - 240                             2           4,089,989        0.2
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
  Min: 60                      Max: 240                Wtd Avg:  118
-----------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
60                                   20         230,693,172       11.0
61 - 120                            201       1,603,816,945       76.2
121 - 180                            14         267,403,865       12.7
181 - 240                             2           4,089,989        0.2
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
  Min: 56                      Max: 239                Wtd Avg: 115
-----------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
Interest Only                        60       1,130,520,000       53.7
121 - 180                             2           3,336,519        0.2
181 - 240                            13          50,469,120        2.4
241 - 300                            18          59,965,395        2.8
301 - 360                           144         861,712,937       40.9
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
  Non Zero Min: 144             Max:360        Non Zero Wtd Avg: 349
-----------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
Interest Only                        60       1,130,520,000       53.7
121 - 180                             2           3,336,519        0.2
181 - 240                            13          50,469,120        2.4
241 - 300                            18          59,965,395        2.8
301 - 360                           144         861,712,937       40.9
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
  Non Zero Min: 143             Max: 360        Non Zero Wtd Avg: 347
-----------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
<= 20.0                               2           8,262,550        0.4
20.1 - 30.0                           7          20,271,182        1.0
30.1 - 40.0                          18          70,331,158        3.3
40.1 - 50.0                          24         328,312,746       15.6
50.1 - 60.0                          66         574,416,351       27.3
60.1 - 70.0                          65         684,916,977       32.5
70.1 - 80.0                          55         419,493,008       19.9
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
  Min: 7.7                     Max: 80.0                Wtd Avg: 59.6
-----------------------------------------------------------------------

 LOAN-TO-VALUE RATIO AT MATURITY (%)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
<= 20.0                               9          21,214,058        1.0
20.1 - 30.0                          10          35,209,939        1.7
30.1 - 40.0                          18          73,389,297        3.5
40.1 - 50.0                          58         496,396,099       23.6
50.1 - 60.0                          65         652,891,141       31.0
60.1 - 70.0                          61         602,259,919       28.6
70.1 - 80.0                          16         224,643,519       10.7
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
   Min: 0.5                   Max: 76.9                Wtd Avg: 55.6
-----------------------------------------------------------------------

 DEBT SERVICE COVERAGE RATIO (X)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
<= 1.20                              12          52,874,624        2.5
1.21 - 1.30                          31         219,483,001       10.4
1.31 - 1.40                          19          78,464,680        3.7
1.41 - 1.50                          32         331,910,177       15.8
1.51 - 1.60                          24         209,274,951        9.9
1.61 - 1.70                          25         206,538,263        9.8
1.71 - 1.80                          16          92,416,092        9.4
1.81 - 2.00                          35         262,441,649       12.5
2.01 - 2.20                          16         279,503,334       13.3
2.21 <=                              27         373,097,199       17.7
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
   Min: 1.12                Max: 10.05                 Wtd Avg: 1.82
-----------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE
                                 MORTGAGE     CUT-OFF DATE       % OF
                                  LOANS        BALANCE ($)       POOL
-----------------------------------------------------------------------
<= 1.20                              21         138,729,624        6.6
1.21 - 1.30                          43         332,857,001       15.8
1.31 - 1.40                          27         133,656,680        6.3
1.41 - 1.50                          25         208,628,177        9.9
1.51 - 1.60                          22         208,887,951        9.9
1.61 - 1.70                          22         167,616,263        8.0
1.71 - 1.80                          13          69,238,920        3.3
1.81 - 2.00                          27         224,261,649       10.6
2.01 - 2.20                          12         257,280,506       12.2
2.21 <=                              25         364,847,199       17.3
-----------------------------------------------------------------------
TOTAL:                              237       2,106,003,972      100.0
-----------------------------------------------------------------------
   Min: 1.12                 Max: 10.05                Wtd Avg: 1.77
-----------------------------------------------------------------------

All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.

                                      T-15

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

IV.   COLLATERAL STATISTICS - LOAN GROUP 1

CUT-OFF DATE BALANCE ($)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
1 - 1,000,000                         7           6,445,103        0.3
1,000,001 - 2,000,000                39          59,577,016        3.0
2,000,001 - 3,000,000                30          73,806,356        3.8
3,000,001 - 4,000,000                26          90,290,368        4.6
4,000,001 - 5,000,000                21          95,316,925        4.9
5,000,001 - 6,000,000                12          67,994,384        3.5
6,000,001 - 7,000,000                12          77,893,078        4.0
7,000,001 - 8,000,000                 6          45,945,601        2.3
8,000,001 - 9,000,000                 7          60,630,403        3.1
9,000,001 - 10,000,000                9          86,940,171        4.4
10,000,001 - 15,000,000              16         198,387,995       10.1
15,000,001 - 20,000,000               8         134,800,000        6.9
20,000,001 - 25,000,000               6         135,740,023        6.9
25,000,001 - 50,000,000               8         267,255,140       13.7
50,000,001  <=                        6         554,878,748       28.4
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
  Min:  548,850         Max: 150,000,000          Average: 9,182,635
-----------------------------------------------------------------------

STATE

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                MORTGAGED     CUT-OFF DATE      LOAN
                                PROPERTIES     BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
New York                             21         321,618,433       16.4
California - Southern                27         152,131,508        7.8
California - Northern                17          90,243,888        4.6
Texas                                22         200,587,128       10.3
New Jersey                            3         124,063,290        6.3
Missouri                             11         120,681,814        6.2
Florida                               6          81,918,753        4.2
Arizona                               8          76,696,125        3.9
Georgia                               2          76,153,091        3.9
Ohio                                  7          73,678,863        3.8
Minnesota                             5          63,227,102        3.2
Other                                85         574,901,318       29.4
-----------------------------------------------------------------------
TOTAL:                              223       1,955,901,313      100.0
-----------------------------------------------------------------------

PROPERTY TYPE

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                MORTGAGED     CUT-OFF DATE      LOAN
                                PROPERTIES     BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
Office                               42         859,482,586       43.9
Retail                               97         497,675,330       25.4
Industrial                           36         244,677,153       12.5
Hospitality                          15         161,097,770        8.2
Mixed Use                            16         115,063,662        5.9
Other                                 8          50,880,176        2.6
Self Storage                          9          27,024,635        1.4
-----------------------------------------------------------------------
TOTAL:                              223       1,955,901,313      100.0
-----------------------------------------------------------------------

 MORTGAGE RATE (%)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
<=5.000                               2          27,918,556        1.4
5.001 - 5.500                        20         515,964,419       26.4
5.501 - 6.000                       138       1,088,320,053       55.6
6.001 - 6.500                        48         274,653,207       14.0
6.501 <=                              5          49,045,078        2.5
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
   Min: 4.980                Max: 6.640                Wtd Avg: 5.675
-----------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
60                                   19         206,693,172       10.6
61 - 120                            179       1,479,458,241       75.6
121 - 180                            13         265,659,910       13.6
181 - 240                             2           4,089,989        0.2
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
  Min: 60                    Max: 240                 Wtd Avg:  119
-----------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
1 - 60                               19         206,693,172       10.6
61 - 120                            179       1,479,458,241       75.6
121 - 180                            13         265,659,910       13.6
181 - 240                             2           4,089,989        0.2
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
  Min: 56                       Max: 239                Wtd Avg: 116
-----------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
Interest Only                        56       1,082,745,000       55.4
121 - 180                             1           1,592,565        0.1
181 - 240                            13          50,469,120        2.6
241 - 300                            17          58,324,925        3.0
301 - 360                           126         762,769,703       39.0
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
  Non Zero Min: 144           Max: 360         Non Zero Wtd Avg: 348
-----------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
Interest Only                        56       1,082,745,000       55.4
121 - 180                             1           1,592,565        0.1
181 - 240                            13          50,469,120        2.6
241 - 300                            17          58,324,925        3.0
301 - 360                           126         762,769,703       39.0
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
  Non Zero Min: 143           Max: 360         Non Zero Wtd Avg: 346
-----------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
20.1 - 30.0                           5          10,404,877        0.5
30.1 - 40.0                          17          63,337,965        3.2
40.1 - 50.0                          21         313,218,464       16.0
50.1 - 60.0                          62         550,045,019       28.1
60.1 - 70.0                          62         655,363,977       33.5
70.1 - 80.0                          46         363,531,011       18.6
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
  Min: 23.2                   Max: 80.0                Wtd Avg: 59.5
-----------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
<= 20.0                               6          11,207,553        0.6
20.1 - 30.0                           9          27,087,588        1.4
30.1 - 40.0                          17          66,396,104        3.4
40.1 - 50.0                          52         469,430,485       24.0
50.1 - 60.0                          62         633,838,141       32.4
60.1 - 70.0                          54         568,151,922       29.0
70.1 - 80.0                          13         179,789,519        9.2
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
   Min: 1.5                    Max: 76.9               Wtd Avg: 55.6
-----------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
<= 1.20                              10          50,931,141        2.6
1.21 - 1.30                          25         208,295,236       10.6
1.31 - 1.40                          18          54,464,680        2.8
1.41 - 1.50                          27         274,611,946       14.0
1.51 - 1.60                          24         209,274,951       10.7
1.61 - 1.70                          22         190,187,131        9.7
1.71 - 1.80                          16          92,416,092        4.7
1.81 - 2.00                          34         255,448,456       13.1
2.01 - 2.20                          15         272,503,334       13.9
2.21 <=                              22         347,768,344       17.8
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
   Min: 1.12                 Max: 3.00                 Wtd Avg: 1.79
-----------------------------------------------------------------------

 DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 1
-----------------------------------------------------------------------
<= 1.20                              17         109,506,141        5.6
1.21 - 1.30                          36         304,095,236       15.5
1.31 - 1.40                          26         128,156,680        6.6
1.41 - 1.50                          21         169,911,946        8.7
1.51 - 1.60                          22         208,887,951       10.7
1.61 - 1.70                          21         159,037,131        8.1
1.71 - 1.80                          13          69,238,920        3.5
1.81 - 2.00                          25         210,268,456       10.8
2.01 - 2.20                          12         257,280,506       13.2
2.21 <=                              20         339,518,344       17.4
-----------------------------------------------------------------------
TOTAL:                              213       1,955,901,313      100.0
-----------------------------------------------------------------------
   Min: 1.12                Max: 3.00                  Wtd Avg: 1.74
-----------------------------------------------------------------------

All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.

                                      T-16

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

IV.   COLLATERAL STATISTICS - LOAN GROUP 2

CUT-OFF DATE BALANCE ($)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
1 - 1,000,000                         2           1,838,513        1.2
1,000,001 - 2,000,000                 6           8,840,454        5.9
2,000,001 - 3,000,000                 3           7,412,467        4.9
3,000,001 - 4,000,000                 2           6,467,550        4.3
5,000,001 - 6,000,000                 2          10,575,000        7.0
6,000,001 - 7,000,000                 2          13,993,193        9.3
7,000,001 - 8,000,000                 1           7,200,000        4.8
8,000,001 - 9,000,000                 2          16,701,483       11.1
10,000,001 - 15,000,000               1          12,500,000        8.3
15,000,001 - 20,000,000               1          17,574,000       11.7
20,000,001 - 25,000,000               2          47,000,000       31.3
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
  Min:  894,281         Max: 24,000,000            Average: 6,254,277
-----------------------------------------------------------------------

STATE

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                MORTGAGED     CUT-OFF DATE      LOAN
                                PROPERTIES     BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
New Jersey                            4          24,316,279       16.2
Connecticut                           1          24,000,000       16.0
California - Southern                 4          21,643,483       14.4
California - Northern                 1           2,242,998        1.5
Virginia                              1          23,000,000       15.3
New Mexico                            1          17,574,000       11.7
New York                              3          16,384,901       10.9
Pennsylvania                          2           7,772,000        5.2
Michigan                              3           4,406,828        2.9
Wisconsin                             1           3,280,000        2.2
Washington                            1           2,897,468        1.9
Ohio                                  1           1,640,470        1.1
Minnesota                             1             944,231        0.6
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------

PROPERTY TYPE

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                MORTGAGED     CUT-OFF DATE      LOAN
                                PROPERTIES     BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
Multifamily                          22         145,383,831       96.9
Manufactured Housing                  2           4,718,828        3.1
Community
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------

MORTGAGE RATE (%)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
5.001 - 5.500                         7          60,713,630       40.4
5.501 - 6.000                        13          85,062,487       56.7
6.001 - 6.500                         4           4,326,542        2.9
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
   Min: 5.300                  Max: 6.320             Wtd Avg: 5.629
-----------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
1 - 60                                1          24,000,000       16.0
61 - 120                             22         124,358,705       82.8
121 - 180                             1           1,743,954        1.2
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
  Min: 60                      Max: 180               Wtd Avg:  111
-----------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
1 - 60                                1          24,000,000       16.0
61 - 120                             22         124,358,705       82.8
121 - 180                             1           1,743,954        1.2
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
  Min: 58                     Max: 179                  Wtd Avg: 109
-----------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
Interest Only                         4          47,775,000       31.8
121 - 180                             1           1,743,954        1.2
241 - 300                             1           1,640,470        1.1
301 - 360                            18          98,943,235       65.9
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
  Non Zero Min: 180            Max: 360         Non Zero Wtd Avg: 356
-----------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
Interest Only                         4          47,775,000       31.8
121 - 180                             1           1,743,954        1.2
241 - 300                             1           1,640,470        1.1
301 - 360                            18          98,943,235       65.9
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
  Non Zero Min: 179               Max: 360      Non Zero Wtd Avg: 355
-----------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
<= 20.0                               2           8,262,550        5.5
20.1 - 30.0                           2           9,866,305        6.6
30.1 - 40.0                           1           6,993,193        4.7
40.1 - 50.0                           3          15,094,281       10.1
50.1 - 60.0                           4          24,371,332       16.2
60.1 - 70.0                           3          29,553,000       19.7
70.1 - 80.0                           9          55,961,998       37.3
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
  Min: 7.7                   Max: 80.0                  Wtd Avg: 59.9
-----------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
<= 20.0                               3          10,006,505        6.7
20.1 - 30.0                           1           8,122,351        5.4
30.1 - 40.0                           1           6,993,193        4.7
40.1 - 50.0                           6          26,965,613       18.0
50.1 - 60.0                           3          19,053,000       12.7
60.1 - 70.0                           7          34,107,998       22.7
70.1 - 80.0                           3          44,854,000       29.9
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
   Min: 0.5                  Max: 74.3               Wtd Avg: 56.0
-----------------------------------------------------------------------

 DEBT SERVICE COVERAGE RATIO (X)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
<= 1.20                               2           1,943,483        1.3
1.21 - 1.30                           6          11,187,765        7.5
1.31 - 1.40                           1          24,000,000       16.0
1.41 - 1.50                           5          57,298,231       38.2
1.51 - 1.70                           3          16,351,132       10.9
1.81 <=                               7          39,322,048       26.2
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
   Min: 1.20                   Max: 10.05             Wtd Avg: 2.17
-----------------------------------------------------------------------

 DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

-----------------------------------------------------------------------
                                  NO. OF        AGGREGATE       % OF
                                 MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS        BALANCE ($)     GROUP 2
-----------------------------------------------------------------------
<= 1.20                               4          29,223,483       19.5
1.21 - 1.30                           7          28,761,765       19.2
1.31 - 1.40                           1           5,500,000        3.7
1.41 - 1.50                           4          38,716,231       25.8
1.51 - 1.70                           1           8,579,132        5.7
1.81 <=                               7          39,322,048       26.2
-----------------------------------------------------------------------
TOTAL:                               24         150,102,659      100.0
-----------------------------------------------------------------------
   Min: 1.15                  Max: 10.05              Wtd Avg: 2.07
-----------------------------------------------------------------------

All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.

                                      T-17

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

                            MORTGAGE POOL INFORMATION

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions              APR-07           APR-08           APR-09           APR-10           APR-11           APR-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           96.52%           96.55%           96.38%           57.44%           57.19%           60.69%

Yield Maintenance Total (2)(3)       3.48%            3.45%            3.62%            42.56%           42.52%           39.31%

Open                                 0.00%            0.00%            0.00%            0.00%            0.29%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $2,106,003,972   $2,097,990,380   $2,088,968,257   $2,078,057,144   $2,064,740,631   $1,825,358,105
% Initial Pool Balance              100.00%           99.62%           99.19%           98.67%           98.04%           86.67%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)     APR-13           APR-14           APR-15           APR-16           APR-17           APR-18
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           60.72%           62.46%           63.00%           62.78%           77.56%           98.82%
Yield Maintenance Total (2)(3)       37.84%           37.54%           37.00%           37.22%           0.92%            1.18%
Open                                 1.44%            0.00%            0.00%            0.00%            21.52%           0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,810,796,572   $1,744,154,244   $1,714,623,975   $1,685,903,069    $262,583,098     $178,007,611
% Initial Pool Balance               85.98%           82.82%           81.42%           80.05%           12.47%           8.45%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

--------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)     APR-19           APR-20           APR-21           APR-22
--------------------------------------------------------------------------------------------------

Locked Out                           98.92%           95.35%           99.09%           23.77%
Yield Maintenance Total (2)(3)       1.08%            0.98%            0.91%            76.23%
Open                                 0.00%            3.67%            0.00%            0.00%
--------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $164,189,386     $163,372,480     $156,842,445      $1,620,117
% Initial Pool Balance               7.80%            7.76%            7.45%            0.08%
--------------------------------------------------------------------------------------------------

Notes:

(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2) See Appendix II for a description of the Yield Maintenance.

(3) YM3, YM1, YM0.5, prepayment premium, and DEF/YM1 loans have been included in
Yield Maintenance Total.

                                      T-18

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions              APR-07           APR-08           APR-09           APR-10           APR-11           APR-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           96.26%           96.28%           96.10%           57.57%           57.31%           61.68%
Yield Maintenance Total (2)(3)       3.74%            3.72%            3.90%            42.43%           42.38%           38.32%
Open                                 0.00%            0.00%            0.00%            0.00%             0.31%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%           100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,955,901,313   $1,948,484,969   $1,940,101,162   $1,929,925,892   $1,917,658,967   $1,702,810,308
% Initial Pool Balance              100.00%           99.62%           99.19%           98.67%           98.04%           87.06%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)     APR-13           APR-14           APR-15           APR-16           APR-17           APR-18
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           61.73%           63.65%           64.25%           64.05%          77.50%           98.81%
Yield Maintenance Total (2)(3)       36.73%           36.35%           35.75%           35.95%           0.92%            1.19%
Open                                 1.54%            0.00%            0.00%            0.00%           21.58%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,689,423,836   $1,624,087,744   $1,595,940,465   $1,568,673,622   $261,832,339     $177,389,675
% Initial Pool Balance               86.38%           83.04%           81.60%           80.20%          13.39%            9.07%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

--------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)     APR-19           APR-20           APR-21           APR-22
--------------------------------------------------------------------------------------------------

Locked Out                           98.92%           95.34%           99.09%           23.77%
Yield Maintenance Total (2)(3)       1.08%            0.98%            0.91%            76.23%
Open                                 0.00%            3.68%            0.00%            0.00%
--------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $163,711,787     $163,043,105     $156,669,732      $1,620,117
% Initial Pool Balance               8.37%            8.34%            8.01%            0.08%
--------------------------------------------------------------------------------------------------

Notes:

(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2) See Appendix II for a description of the Yield Maintenance.

(3) YM3, YM1, YM0.5, prepayment premium, and DEF/YM1 loans have been included in
Yield Maintenance Total.

                                      T-19

                          $1,908,566,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP26

                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions              APR-07           APR-08           APR-09           APR-10           APR-11           APR-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                          100.00%          100.00%          100.00%           55.77%           55.59%           46.88%
Yield Maintenance Total (2)(3)       0.00%            0.00%            0.00%            44.23%           44.41%           53.12%
Open                                 0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $150,102,659     $149,505,411     $148,867,094     $148,131,252     $147,081,663     $122,547,798
% Initial Pool Balance              100.00%           99.60%           99.18%           98.69%           97.99%           81.64%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)     APR-13           APR-14           APR-15           APR-16           APR-17           APR-18
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           46.62%           46.36%           46.08%           45.79%          100.00%          100.00%
Yield Maintenance Total (2)(3)       53.38%           53.64%           53.92%           54.21%           0.00%            0.00%
Open                                 0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $121,372,737     $120,066,501     $118,683,511     $117,229,447       $750,760         $617,936
% Initial Pool Balance               80.86%           79.99%           79.07%           78.10%           0.50%            0.41%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

---------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)     APR-19           APR-20           APR-21
---------------------------------------------------------------------------------

Locked Out                          100.00%          100.00%          100.00%
Yield Maintenance Total (2)(3)       0.00%            0.00%            0.00%
Open                                 0.00%            0.00%            0.00%
---------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%
---------------------------------------------------------------------------------
Pool Balance Outstanding            $477,598         $329,375         $172,713
% Initial Pool Balance               0.32%            0.22%            0.12%
---------------------------------------------------------------------------------

Notes:

(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2) See Appendix II for a description of the Yield Maintenance.

(3) YM1 and DEF/YM1 loans have been included inYield Maintenance Total.

                                      T-20

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-21

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 1 - ONE DAG HAMMARSKJOLD PLAZA
--------------------------------------------------------------------------------

               [FOUR PHOTOS OF ONE DAG HAMMARSKJOLD PLAZA OMITTED]

                                      T-22

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 1 - ONE DAG HAMMARSKJOLD PLAZA
--------------------------------------------------------------------------------

                  [MAP OF ONE DAG HAMMARSKJOLD PLAZA OMITTED]

                                      T-23

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 1 - ONE DAG HAMMARSKJOLD PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $150,000,000

CUT-OFF DATE BALANCE:                   $150,000,000

LOAN PURPOSE:                           Refinance

SHADOW RATING (S&P/FITCH/DBRS):         AA / A- / A (low)

FIRST PAYMENT DATE:                     March 1, 2007

INTEREST RATE:                          5.5140%

AMORTIZATION:                           Interest Only

ARD:                                    February 1, 2022

HYPERAMORTIZATION:                      After the ARD, the loan interest
                                        rate steps up to 7.514%.

MATURITY DATE:                          February 1, 2037

EXPECTED ARD BALANCE:                   $150,000,000

SPONSOR:                                Lawrence Ruben Company, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out through March 1, 2010,
                                        with U.S. Treasury defeasance
                                        thereafter. Prepayable without
                                        penalty after December 1, 2021.

LOAN PER SF:                            $191.59

UP-FRONT RESERVES:                      RE Tax:               $1,482,781

                                        Cap Ex:               $15,625

ONGOING RESERVES:                       RE Tax:               $741,390 / month

                                        Insurance:            Springing

                                        Deferred Maintenance: Springing

                                        Cap Ex:               $15,625 /
                                                              month

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               New York, NY

YEAR BUILT/RENOVATED:                   1971 / 2006-2007

PERCENT LEASED(1):                      97.1%

SQUARE FOOTAGE:                         782,928

THE COLLATERAL:                         48-story urban office building with a
                                        227-space underground parking garage

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Lawrence Ruben Company, Inc.

3RD MOST RECENT NOI (AS OF):            $15,413,451 (TTM 12/31/2004)

2ND MOST RECENT NOI (AS OF):            $16,238,990 (TTM 12/31/2005)

MOST RECENT NOI (AS OF):                $19,350,808 (9 mos. Ann. 09/30/2006)

U/W NET OP. INCOME:                     $19,405,494

U/W NET CASH FLOW:                      $18,174,647

U/W OCCUPANCY:                          94.5%

APPRAISED VALUE:                        $365,000,000

CUT-OFF DATE LTV:                       41.1%

ARD LTV:                                41.1%

DSCR:                                   2.17x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated November 1, 2006.

THE ONE DAG HAMMARSKJOLD LOAN.

      THE LOAN. The largest loan (the "One Dag Hammarskjold Plaza Loan") is evidenced by three pari passu promissory notes and is secured by a first priority mortgage on the One Dag Hammarskjold Plaza office property located in
New York, New York (the "One Dag Hammarskjold Plaza Property"). The One Dag
Hammarskjold Plaza Loan was originated on January 26, 2007 by Bear Stearns
Commercial Mortgage, Inc.

      THE BORROWER. The borrower is Plaza Tower, LLC, a Delaware limited liability company (the "One Dag Hammarskjold Plaza Borrower") that owns no material assets other than the One Dag Hammarskjold Plaza Property and related interests. The One Dag Hammarskjold Plaza Borrower is indirectly owned by
Lawrence Ruben Company, Inc. ("Lawrence Ruben"). Since its founding in 1959,
Lawrence Ruben has been developing properties in America's major cities. In New
York, Washington D.C. and Boston alone, Lawrence Ruben has participated in the development, acquisition and management of over seven million square feet of office space and 1000 luxury residential apartments with a total combined portfolio value in excess of $1.0 billion.

      THE PROPERTY. The One Dag Hammarskjold Plaza Property is a class 'A',
48-story, 782,928 square foot urban office building and 227-space underground parking garage located at 885 Second Avenue between 47th and 48th Streets in the
United Nations ("UN") sub-district of New York City. Developed by the sponsors in the early 1970s, the One Dag Hammarskjold Plaza Property is currently approximately 97% leased to over 30 tenants. The property's proximity to the UN is a primary demand driver with approximately 45% of the total net rentable area either leased directly to or subleased to UN affiliated entities or foreign government offices, including the United Nations Pension Fund, the Mission of
Canada, the Permanent Mission of Ireland, the Consulate General of Denmark, and
the International Monetary Fund.

                                      T-24

      The following table presents certain information relating to the lease rollover at the One Dag Hammarskjold Plaza Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

                                                                                           % OF TOTAL
                                      AVERAGE                                           UNDERWRITTEN BASE    CUMULATIVE % OF TOTAL
                  # OF LEASES    UNDERWRITTEN BASE    % OF TOTAL SF   CUMULATIVE % OF    RENTAL REVENUES       UNDERWRITTEN BASE
     YEAR           ROLLING     RENT PER SF ROLLING      ROLLING         SF ROLLING          ROLLING        RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------

    Vacant             --               --                   3%               3%                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
      MTM              11              $1.33                 0%               3%                 0%                     0%
------------------------------------------------------------------------------------------------------------------------------------
     2007              --               --                   --               3%                 --                     0%
------------------------------------------------------------------------------------------------------------------------------------
     2008              6              $56.81                 6%               9%                 9%                     9%
------------------------------------------------------------------------------------------------------------------------------------
     2009              2              $35.48                 6%              15%                 5%                    14%
------------------------------------------------------------------------------------------------------------------------------------
     2010              3              $41.64                 2%              18%                 2%                    17%
------------------------------------------------------------------------------------------------------------------------------------
     2011              1              $47.00                 1%              18%                 1%                    18%
------------------------------------------------------------------------------------------------------------------------------------
     2012              4              $53.35                 7%              25%                 9%                    27%
------------------------------------------------------------------------------------------------------------------------------------
     2013              4              $49.67                 7%              32%                 9%                    36%
------------------------------------------------------------------------------------------------------------------------------------
     2014 (1)          4              $29.22                34%              66%                26%                    62%
------------------------------------------------------------------------------------------------------------------------------------
     2015              5              $59.80                 9%              75%                13%                    75%
------------------------------------------------------------------------------------------------------------------------------------
     2016              1              $55.88                 2%              77%                 3%                    78%
------------------------------------------------------------------------------------------------------------------------------------
 2017 & Beyond         12             $36.88                23%             100%                22%                   100%
------------------------------------------------------------------------------------------------------------------------------------

(1)   The United Nations Joint Pension Fund, which currently subleases 68,700 square feet (8.8% of the total property NRSF) from Interpublic Group, has entered into a direct lease with the One Dag Hammarskjold Borrower that is effective upon expiry of the Interpublic lease in December 31, 2014 and will expire December 31, 2020.

      The following table presents certain information relating to the tenants at the One Dag Hammarskjold Plaza Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         % OF TOTAL     ANNUALIZED
                               CREDIT RATING                             ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                  (FITCH/                               UNDERWRITTEN    UNDERWRITTEN     BASE RENT       LEASE
          TENANT NAME           MOODY'S/S&P)  TENANT NRSF   % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Interpublic Group (1)            --/--/--        269,409        34%       $7,871,682          26%         $29.22       12/31/2014
------------------------------------------------------------------------------------------------------------------------------------
Telerep Inc. (2)                 --/--/--         76,117        10%       $3,022,860          10%         $39.71       08/31/2018
------------------------------------------------------------------------------------------------------------------------------------
Babcock & Brown, L.P.            --/--/--         48,912         6%       $3,126,628          10%         $63.92       07/31/2015
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom of Great          --/--/--         46,295         6%       $1,642,325           5%         $35.48       09/30/2009
Britain and Northern Ireland
------------------------------------------------------------------------------------------------------------------------------------
Population Council, Inc. (3)     --/--/--         45,782         6%       $1,488,104           5%         $32.50       02/28/2017
------------------------------------------------------------------------------------------------------------------------------------
Gov't of French Republic         --/--/--         32,692         4%       $1,574,350           5%         $48.16       09/30/2013
------------------------------------------------------------------------------------------------------------------------------------
The Kingdom of Sweden            --/--/--         31,300         4%       $1,752,800           6%         $56.00       12/31/2012
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           550,507        70%      $20,478,749          68%         $37.20
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP           210,031        27%       $9,774,119          32%         $46.54        Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP            22,390         3%               $0           0%          $0.00          NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           782,928       100%      $30,252,868         100%         $38.64
------------------------------------------------------------------------------------------------------------------------------------

(1)   Interpublic Group subleases 129,242 square feet of its space (48.0% of
      Interpublic Group's space; 16.5% of total property NRSF) to various subtenants. The United Nations Joint Pension Fund, which currently subleases 68,700 square feet from Interpublic Group, has entered into a direct lease with the One Dag Hammarskjold Borrower that is effective upon expiry of the Interpublic lease and will expire December 31, 2020.

(2)   In addition to the square footage and rent shown in the chart above,
      Telerep Inc. leases an additional 20,070 square feet at a rent of $40.00 per square foot under a lease that expires August 31, 2008. 5,070 square feet of this space is subleased to Gartner and Bloom P.C.

(3)   In addition to the square footage and rent shown in the chart above,
      Population Council, Inc. leases an additional 15,050 square feet at a rent of $45.00 per square foot under a lease that expires February 28, 2012.
      This space is subleased to BrainReserve, Inc.

      ESCROWS AND RESERVES. The One Dag Hammarskjold Plaza Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amounts shown are the current monthly collections. Insurance reserves spring upon the occurrence of an event of default or upon the failure of the One Dag Hammarskjold Plaza Borrower to provide evidence of payment of insurance premiums. Deferred maintenance reserves spring if the One Dag Hammarskjold Plaza Borrower does not complete the required repairs within 180 days, subject to the conditions set forth in the mortgage loan documents. The One Dag Hammarskjold Plaza Borrower is also required to reserve $15,625 monthly in a Cap Ex reserve, subject to a cap of
$1,000,000.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the One Dag Hammarskjold Plaza Loan.

      PROPERTY MANAGEMENT. The One Dag Hammarskjold Plaza Property is managed by
Lawrence Ruben Company, Inc., an affiliate of the One Dag Hammarskjold Plaza
Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The One Dag Hammarskjold
Plaza Borrower is permitted to incur future mezzanine financing and partnership debt (such partnership debt is subordinate to the One Dag Hammarskjold Plaza
Loan and may not exceed $10,000,000), subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including but not limited to: (i) the debt service coverage ratio on the aggregate debt must be equal to or greater than 1.25x (based on a 6.82% loan constant); (ii) the

                                      T-25

aggregate LTV may not exceed 70% and (iii) the execution of an acceptable intercreditor agreement (with respect to any mezzanine financing).

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the One Dag Hammarskjold Plaza
Loan and the One Dag Hammarskjold Plaza Property is set forth on Appendix II hereto.

                                      T-26

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-27

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - ONE AT&T CENTER
--------------------------------------------------------------------------------

                        [FOUR PHOTOS OF ONE AT&T CENTER]

                                      T-28

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - ONE AT&T CENTER
--------------------------------------------------------------------------------

                            [MAP OF ONE AT&T CENTER]

                                      T-29

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - ONE AT&T CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $112,695,000

CUT-OFF DATE BALANCE:                   $112,695,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (S&P/FITCH/DBRS):         NAP

FIRST PAYMENT DATE:                     February 1, 2007

INTEREST RATE:                          5.3425%

AMORTIZATION:                           Interest Only

ARD:                                    January 1, 2017

HYPERAMORTIZATION:                      After the ARD, the loan interest
                                        rate steps up to the lesser of (i)
                                        7.3425% or (ii) the maximum rate
                                        permitted by applicable law.

MATURITY DATE:                          January 1, 2037

EXPECTED ARD BALANCE:                   $112,695,000

SPONSORS:                               Minto Builders (Florida), Inc. &
                                        Inland American Real Estate Trust,
                                        Inc.

INTEREST CALCULATION:                   30/360

CALL PROTECTION:                        Locked out through December 31,
                                        2009. In connection with any
                                        voluntary prepayment, the borrower
                                        must pay a premium equal to the
                                        greater of a yield maintenance
                                        premium and 1% of the principal
                                        balance. Prepayable without penalty
                                        from and after December 1, 2016.

LOAN PER SF:                            $91.90

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:            Springing

                                        Insurance:         Springing

                                        Cap Ex:            Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               St. Louis, MO

YEAR BUILT/RENOVATED:                   1986 / NAP

PERCENT LEASED(1):                      100.0%

SQUARE FOOTAGE:                         1,226,293

THE COLLATERAL:                         42-story urban office building

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Inland American Office Management, LLC

3RD MOST RECENT NOI (AS OF):            NAP

2ND MOST RECENT NOI (AS OF):            NAP

MOST RECENT NOI (AS OF):                NAP

U/W NET OP. INCOME:                     $14,527,552

U/W NET CASH FLOW:                      $13,503,843

U/W OCCUPANCY:                          92.0%

APPRAISED VALUE:                        $207,260,000

CUT-OFF DATE LTV:                       54.4%

ARD LTV:                                54.4%

DSCR:                                   2.24x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the lease expiring in 2017.

THE ONE AT&T CENTER LOAN.

      THE LOAN. The second largest loan (the "One AT&T Center Loan") is evidenced by a promissory note and is secured by a first priority deed of trust on the One AT&T Center office property located in St. Louis, Missouri (the "One
AT&T Center Property"). The One AT&T Center Loan was originated on December 21,
2006 by Bear Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrower is MB St. Louis Chestnut, L.L.C., a Delaware limited liability company (the "One AT&T Center Borrower") that owns no material assets other than the One AT&T Center Property. The sole member of the One AT&T
Center Borrower is Minto Builders (Florida), Inc., a Florida corporation, which is jointly owned by Minto (Delaware), LLC ("Minto") and Inland American Real
Estate Trust, Inc. ("Inland American"). Minto is in turn owned by Minto
Holdings, Inc. Inland American, an affiliate of The Inland Group, Inc., is a newly formed real estate investment trust. Inland American owns the controlling interest in Minto Builders (Florida), Inc. The Inland Group, Inc., together with its subsidiaries and affiliates, is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, development, redevelopment, syndication, renovation, construction finance and other related services. Currently, the Inland group of companies employs more than 1,000 people and manages over a reported $13 billion in assets and more than 100 million square feet of commercial property. Minto Holdings, Inc. is a real estate development, construction and management company with operations in
Ottawa, Toronto and Florida.

                                      T-30

      THE PROPERTY. The One AT&T Center Property is a class 'A', 42-story,
1,226,293 square foot urban office building located in downtown St. Louis,
Missouri. The property is 100% leased to AT&T Services, Inc. whose lease obligations are guaranteed by AT&T Inc. (A/A2/A by S&P/Moody's/Fitch). The One
AT&T Center Property is situated on Pine and Chestnut Streets approximately 5 blocks from the St. Louis Convention Center and one block from the St. Louis
MetroLink light railway system. The One AT&T Center Property is part of an AT&T urban corporate campus and is connected to two adjacent AT&T occupied buildings and a 1,695 space parking garage by enclosed walkways (all of which are not part of the collateral). The One AT&T Center Property was constructed in 1986 with average floor-plates containing approximately 30,000 square feet of net rentable area.

      The following table presents certain information relating to the lease rollover at the One AT&T Center Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

                                                                                           % OF TOTAL
                                      AVERAGE                                           UNDERWRITTEN BASE    CUMULATIVE % OF TOTAL
                  # OF LEASES    UNDERWRITTEN BASE    % OF TOTAL SF   CUMULATIVE % OF    RENTAL REVENUES       UNDERWRITTEN BASE
     YEAR           ROLLING     RENT PER SF ROLLING      ROLLING         SF ROLLING          ROLLING        RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------

    Vacant             --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2007              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2008              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2009              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2010              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2011              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2012              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2013              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2014              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2015              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     2016              --                 --                 --               --                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
 2017 & Beyond         1              $13.14               100%             100%               100%                   100%
------------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenant at the One AT&T Center Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL      ANNUALIZED
                           CREDIT RATING                                ANNUALIZED      ANNUALIZED     UNDERWRITTEN
                              (FITCH/                                  UNDERWRITTEN    UNDERWRITTEN      BASE RENT       LEASE
      TENANT NAME         MOODY'S/S&P)(1)  TENANT NRSF    % OF NRSF    BASE RENT ($)     BASE RENT     ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

AT&T Services, Inc.           A/A2/A         1,226,293       100%        $16,113,079        100%          $13.14       09/20/2017
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       1,226,293       100%        $16,113,079        100%          $13.14
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                  NAP                   0         0%                 $0          0%           $0.00          NAP
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                   NAP                   0         0%                 $0          0%           $0.00          NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       1,226,293       100%        $16,113,079        100%          $13.14
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the
One AT&T Center Borrower fails to provide evidence of payment. Cap Ex reserve springs if the One AT&T Center Borrower fails to provide evidence of property maintenance or an event of default occurs.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the One AT&T Center Loan.

      PROPERTY MANAGEMENT. The One AT&T Center Property is managed by Inland
American Office Management, LLC, an affiliate of the One AT&T Center Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the One AT&T Center Loan and the
One AT&T Center Property is set forth on Appendix II hereto.

                                      T-31

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 3 - FULBRIGHT TOWER
--------------------------------------------------------------------------------

                        [FOUR PHOTOS OF FULBRIGHT TOWER]

                                      T-32

-------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 3 - FULBRIGHT TOWER
-------------------------------------------------------------------------------

                            [MAP OF FULBRIGHT TOWER]

                                      T-33

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 3 - FULBRIGHT TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $89,000,000

CUT-OFF DATE BALANCE:                   $89,000,000

LOAN PURPOSE:                           Refinance

SHADOW RATING (S&P/FITCH/DBRS):         BBB-/Baa3/BBB (low)

FIRST PAYMENT DATE:                     March 8, 2007

INTEREST RATE:                          5.129%(1)

AMORTIZATION:                           Interest Only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          February 8, 2012

EXPECTED MATURITY BALANCE:              $89,000,000

SPONSORS:                               Crescent Real Estate Equities, JP Morgan
                                        Fleming Asset Management and GE Asset
                                        Management

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of January
                                        10, 2010 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance or the payment of the greater
                                        of a yield maintenance premium and 1% of
                                        the principal balance thereafter.
                                        Prepayable without a premium from and
                                        after November 8, 2011.

LOAN PER SF:                            $71.37

UP-FRONT RESERVES:                      Other:                      $10,813,177

ONGOING RESERVES:                       Cap Ex:                     Springing

                                        TI/LC:                      Springing

                                        RE Tax:                     Springing

                                        Insurance:                  Springing

                                        Other:                      Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               Houston, TX

YEAR BUILT/RENOVATED:                   1982 / NAP

PERCENT LEASED(2):                      89.0%

SQUARE FOOTAGE:                         1,247,061

THE COLLATERAL:                         51-story office tower

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Crescent Property Services, Inc.

3RD MOST RECENT NOI (AS OF):            $3,593,376 (TTM 12/31/2003)

2ND MOST RECENT NOI (AS OF):            $5,328,547 (TTM 12/31/2005)

MOST RECENT NOI (AS OF):                $5,882,798 (TTM 12/31/2006)

U/W NET OP. INCOME:                     $12,521,435

U/W NET CASH FLOW:                      $11,588,498

U/W OCCUPANCY:                          94.0%

APPRAISED VALUE:                        $160,000,000

CUT-OFF DATE LTV:                       55.6%

MATURITY DATE LTV:                      55.6%

DSCR:                                   2.50x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   The interest rate is a weighted average of two component notes that are pari passu with each other, Note A is $82,000,000 with an interest rate of
      5.053% and Note B is $7,000,000 with an interest rate 6.015%.

(2)   Percent leased is based on the rent roll dated December 15, 2006.

THE FULBRIGHT TOWER LOAN.

      THE LOAN. The third largest loan (the "Fulbright Tower Loan"), as evidenced by two component Promissory Notes (collectively, the "Fulbright Tower
Note"), is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Fulbright Tower
Mortgage") encumbering the 1,247,061 square foot office building known as
Fulbright Tower, located in Houston, Texas (the "Fulbright Tower Property"). The
Fulbright Tower Loan was originated on January 10, 2007 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is Crescent 1301 McKinney, L.P., a Delaware limited partnership (the "Fulbright Tower Borrower") that owns no material asset other than the Fulbright Tower Property and related interests. The Fulbright
Tower Borrower is a wholly-owned subsidiary of Crescent Real Estate Equities, JP
Morgan Fleming Asset Management and GE Asset Management, the sponsors of the
Fulbright Tower Loan. Crescent Real Estate Equities was established as a publicly traded REIT in 1994. It is one of the largest publicly held REITs in the nation and is reportedly the third largest in Texas. JP Morgan Fleming Asset
Management is a JP Morgan Chase business unit that has been operating for more than a century, which Robert Fleming Holdings joined after Chase bought it in
2000, before merging with JP Morgan. GE Pension Trust has been in operation and under the control of GE Asset Management, the private asset management branch of
General Electric Corporation, since its inception in 1927. It is one of the largest institutional and retail investment managers in the United States.

                                      T-34

      THE PROPERTY. The Fulbright Tower Property is located in Houston, Texas, at 1301 McKinney Street. The Fulbright Tower Property is located on the east side of downtown Houston within six blocks south of the court complex and within three blocks from the George Brown Convention Center. The Fulbright Tower
Property was originally constructed in 1982 and has not been materially renovated since that date. It consists of a 1,247,061 square foot, 51-story
Class A office tower. The Fulbright Tower Property is situated on approximately
1.4 acres and includes 283 parking spaces.

      The following table presents certain information relating to the lease rollover at the Fulbright Tower Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

                                                                                               % OF TOTAL         CUMULATIVE % OF
                                AVERAGE UNDERWRITTEN                                       UNDERWRITTEN BASE    TOTAL UNDERWRITTEN
                  # OF LEASES     BASE RENT PER SF     % OF TOTAL SF    CUMULATIVE % OF     RENTAL REVENUES    BASE RENTAL REVENUES
      YEAR          ROLLING            ROLLING            ROLLING          SF ROLLING           ROLLING               ROLLING
------------------------------------------------------------------------------------------------------------------------------------

     Vacant            --                   --              10%               10%                    --                    --
------------------------------------------------------------------------------------------------------------------------------------
      2007             14               $12.02               9%               20%                    8%                    8%
------------------------------------------------------------------------------------------------------------------------------------
      2008             10               $15.37               2%               22%                    2%                   10%
------------------------------------------------------------------------------------------------------------------------------------
      2009              5               $23.22               0%               22%                    1%                   11%
------------------------------------------------------------------------------------------------------------------------------------
      2010             12               $21.98               8%               30%                   12%                   23%
------------------------------------------------------------------------------------------------------------------------------------
      2011              8               $11.47               5%               36%                    4%                   27%
------------------------------------------------------------------------------------------------------------------------------------
      2012              2               $12.08               1%               37%                    1%                   28%
------------------------------------------------------------------------------------------------------------------------------------
      2013              4               $18.73               6%               43%                    8%                   36%
------------------------------------------------------------------------------------------------------------------------------------
      2014             18               $20.86              30%               73%                   43%                   79%
------------------------------------------------------------------------------------------------------------------------------------
      2015             --                   --               --               73%                    --                   79%
------------------------------------------------------------------------------------------------------------------------------------
      2016             12               $11.52              12%               85%                   10%                   89%
------------------------------------------------------------------------------------------------------------------------------------
 2017 & Beyond          8               $10.84              15%              100%                   11%                  100%
------------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Fulbright Tower Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % OF TOTAL     ANNUALIZED
                              CREDIT RATING                               ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                 (FITCH/                              UNDERWRITTEN BASE  UNDERWRITTEN     BASE RENT       LEASE
        TENANT NAME          MOODY'S/S&P)(1)  TENANT NRSF  % OF NRSF       RENT ($)        BASE RENT    ($ PER NRSF)   EXPIRATION(2)
------------------------------------------------------------------------------------------------------------------------------------

Fulbright & Jaworski             --/--/--        399,479        32%        $8,026,919          44%          $20.09      02/28/2014
------------------------------------------------------------------------------------------------------------------------------------
Hydro Gulf of Mexico, LLC        --/A2/A-        123,201        10%        $1,293,611           7%          $10.50      08/31/2017
------------------------------------------------------------------------------------------------------------------------------------
Pulse EFT Association           AA-/Aa3/A+        54,654         4%        $1,213,810           7%          $22.21      10/31/2010
------------------------------------------------------------------------------------------------------------------------------------
Key Energy Services              --/--/--         82,945         7%        $1,016,432           6%          $12.25      06/14/2016
------------------------------------------------------------------------------------------------------------------------------------
Chevron USA                     AA/Aa2/AA         47,962         4%          $959,240           5%          $20.00      09/30/2007
------------------------------------------------------------------------------------------------------------------------------------
Comptroller of the Currency    AAA/Aaa/AAA        37,060         3%          $913,317           5%          $24.64      05/31/2013
------------------------------------------------------------------------------------------------------------------------------------
Walter P. Moore & Associates     --/--/--         64,540         5%          $742,210           4%          $11.50      10/31/2017
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           809,841        65%       $14,165,538          78%          $17.49
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    Various         307,359        25%        $3,909,522          22%          $12.72       Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP           129,861        10%                $0           0%           $0.00         NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         1,247,061     100.0%       $18,075,060         100%          $16.18
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   For Fulbright & Jaworski, 374,352 square feet expire on February 28, 2014 and 25,127 square feet expire on December 31, 2007. For Key Energy
      Services, 74,451 square feet expire on June 14, 2016 and 8,494 square feet expire on December 31, 2007.

      ESCROWS AND RESERVES. At closing, the Fulbright Tower Borrower deposited
$10,813,177 into an escrow account in respect of unfunded lease obligations, to be used to make payments under the applicable lease. During a Trigger Period
(described below), the Fulbright Tower Borrower must make monthly escrow deposits in the amount of (1) 1/12 of annual requirements for taxes, (2) 1/12 of annual requirements for insurance premiums, (3) $20,785 for replacements and capital expenditures (up to a cap of $375,000 on deposit in the reserve account at any time) and (4) $129,903 for tenant improvements and leasing commissions.
Provided no event of default is then occurring, all excess funds after making the foregoing escrow deposits shall be remitted to the Fulbright Tower Borrower on a daily basis. Notwithstanding the foregoing, the funds for insurance will not be subject to escrow if the Fulbright Tower Property is insured under a blanket policy acceptable to the lender. In addition, the Fulbright Tower
Borrower must deposit into the tenant improvement and leasing commissions reserve account certain lease termination payments it may receive from tenants.
The Fulbright Tower Borrower may generally post letters of credit instead of cash deposits at the Fulbright Tower Borrower's option.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Fulbright Tower Loan. Prior to a Trigger Period, all funds deposited into the cash management account will be delivered to the Fulbright Tower Borrower on a daily basis. A "Trigger Period" is defined as the period commencing on any of the following trigger conditions: (a) an event of default or (b) at any time that the debt service coverage ratio (based on actual net operating income for prior quarter) is less than 1.15x. The Trigger Period will end at the time the event of default has been cured and the debt service coverage ratio for two fiscal quarters is at least 1.15x. The lockbox will be in place until the
Fulbright Tower Loan has been paid in full.

                                      T-35

      PROPERTY MANAGEMENT. The Fulbright Tower Property is managed Crescent
Property Services, Inc., which is an affiliate of the Fulbright Tower Borrower.
The management agreement is subordinate to the Fulbright Tower Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Mezzanine debt is permitted, subject to (i) rating agency confirmation, (ii) mezzanine lender meeting the requirements of a "Qualified Lender" under the loan documents, (iii) the ratio of the principal amount of the Fulbright Tower Loan and the mezzanine debt to the value of the Fulbright Tower Property shall not exceed 75% in the aggregate,
(iv) the DSCR (based on a constant equal to the greater of (a) 7.5% or (b) the blended interest rate of the Fulbright Tower Loan and the additional mezzanine debt) shall not be less than 1.20x, and (v) receipt of a reasonably acceptable intercreditor agreement.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Fulbright Tower Loan and the
Fulbright Tower Property is set forth on Appendix II hereto.

                                      T-36

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-37

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - SCRIPPS CENTER
--------------------------------------------------------------------------------

                        [FOUR PHOTOS OF SCRIPPS CENTER]

                                      T-38

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - SCRIPPS CENTER
--------------------------------------------------------------------------------

                            [MAP OF SCRIPPS CENTER]

                                      T-39

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - SCRIPPS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $70,000,000

CUT-OFF DATE BALANCE:                   $69,933,748

LOAN PURPOSE:                           Refinance

SHADOW RATING (S&P/FITCH/DBRS):         NAP

FIRST PAYMENT DATE:                     April 1, 2007

INTEREST RATE:                          5.480%

AMORTIZATION:                           360 Months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          March 1, 2017

EXPECTED MATURITY BALANCE:              $58,602,571

SPONSORS:                               Manuel Mayerson; Neal Mayerson

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of
                                        February 23, 2010 or 2 years after the
                                        REMIC "start-up" day, with U.S.
                                        Treasury defeasance or the payment of
                                        the greater of yield maintenance
                                        premium and 1%  of the principal
                                        balance thereafter. Prepayable
                                        without penalty from and after
                                        December 1, 2016.

LOAN PER SF:                            $128.65

UP-FRONT RESERVES:                      RE Tax:               $266,067

                                        Other:                $450,000

ONGOING RESERVES:                       RE Tax:               $155,228 / month

                                        Insurance:            Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               Cincinnati, OH

YEAR BUILT/RENOVATED:                   1989 / NAP

PERCENT LEASED(1):                      90.2%

SQUARE FOOTAGE:                         543,616

THE COLLATERAL:                         36-story, multi-tenant office building
                                        and parking garage

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    The Mayerson Company

3RD MOST RECENT NOI (AS OF):            $7,728,899 (TTM 12/31/2003)

2ND MOST RECENT NOI (AS OF):            $8,075,888 (TTM 12/31/2004)

MOST RECENT NOI (AS OF):                $8,745,254 (TTM 12/31/2005)

U/W NET OP. INCOME:                     $8,250,803

U/W NET CASH FLOW:                      $7,712,690

U/W OCCUPANCY:                          88.1%

APPRAISED VALUE:                        $102,000,000

CUT-OFF DATE LTV:                       68.6%

MATURITY DATE LTV:                      57.5%

DSCR:                                   1.62x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated February 23, 2007.

THE SCRIPPS CENTER LOAN.

      THE LOAN. The fourth largest loan ("Scripps Center Loan") as evidenced by the Secured Promissory Note ("Scripps Center Note") is secured by a first priority Deed of Trust, Security Agreement, and Assignment of Rents ("Scripps
Center Mortgage") encumbering the office building containing 543,616 square feet known as Scripps Center, located in Cincinnati, Ohio (the "Scripps Center
Property"). Scripps Center Loan was originated on February 23, 2007 by or on behalf of Principal Commercial Funding II, LLC.

      THE BORROWER. The borrower is 312 Walnut Limited Partnership. The borrower is 26% owned by Manuel Mayerson, 50% owned by FAN General Partner LLC (consists equally of Frederic, Neal and Arlene Mayerson), 1% by Rexford Properties, LLC,
another 6% each by Frederic, Neal and Arlene Mayerson, and 5% by other family members of Manuel Mayerson. Manuel and Neal Mayerson are the carveout guarantors and have 72 years of combined real estate experience.

      THE PROPERTY. The Scripps Center Property consists of a 36-story, multi-tenant CBD office building and parking garage, containing 543,616 sf of net rentable office area and 8 levels of parking (241,362 square feet). Floors 2 through 9 of the subject are a parking garage containing 600 parking spaces
(1.1/1,000). The building was constructed in 1989. The lobby offers a directory board, comfort seating area, a "Bagel Stop" store, lunch dining area, restrooms,
ATM, 24/7 access, a security desk, public phone, mail drop/pickup and a dry cleaning drop box. The sub-lobby contains a Children's Day Care Center that services up to 90 children. There is a drop-off parking and access area for the daycare. The 10th floor of the building contains a conference room, a fitness center with locker rooms, a vending room as well as a hair salon. There are two security guards on-site 24/7, and the controlled access elevators have restricted access during certain hours

                                      T-40

of operation. The Scripps Center Property is located at the northeast corner of
Walnut Street and East Third Street, which is situated in the Cincinnati CBD, just north of the Ohio River. The south side of the building faces the Ohio
River, providing views.

      The following table presents certain information relating to the lease rollover at the Scripps Center Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

                                  AVERAGE CONTRACT                                      % OF TOTAL        CUMULATIVE % OF TOTAL
                   # OF LEASES    BASE RENT PER SF   % OF TOTAL SF   CUMULATIVE %     CONTRACT RENTAL    CONTRACT RENTAL REVENUES
      YEAR           ROLLING           ROLLING          ROLLING      OF SF ROLLING   REVENUES ROLLING            ROLLING
------------------------------------------------------------------------------------------------------------------------------------

     Vacant             --                  --            10%              10%                --                     --
------------------------------------------------------------------------------------------------------------------------------------
      2007              7                $9.02            10%              20%                7%                     7%
------------------------------------------------------------------------------------------------------------------------------------
      2008              5               $16.32             6%              26%                7%                    14%
------------------------------------------------------------------------------------------------------------------------------------
      2009              3               $15.86             1%              27%                1%                    16%
------------------------------------------------------------------------------------------------------------------------------------
      2010              2               $18.37            12%              39%               16%                    32%
------------------------------------------------------------------------------------------------------------------------------------
      2011              6               $13.86            10%              49%               10%                    42%
------------------------------------------------------------------------------------------------------------------------------------
      2012              3               $15.93            16%              65%               19%                    61%
------------------------------------------------------------------------------------------------------------------------------------
      2013              2               $15.39             8%              73%                9%                    70%
------------------------------------------------------------------------------------------------------------------------------------
      2014              5               $17.32            13%              86%               17%                    87%
------------------------------------------------------------------------------------------------------------------------------------
      2015              --                  --             --              86%                --                    87%
------------------------------------------------------------------------------------------------------------------------------------
      2016              4               $15.14             9%              96%               10%                    97%
------------------------------------------------------------------------------------------------------------------------------------
 2017 & Beyond          2                $8.48             4%             100%                3%                   100%
------------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Scripps Center Property:

------------------------------------------------------------------------------------------------------------------------------------
                               CREDIT RATING                                               % OF TOTAL     ANNUALIZED
                                  (FITCH/                                 ANNUALIZED       ANNUALIZED    CONTRACT RENT     LEASE
          TENANT NAME         MOODY'S/S&P)(1)  TENANT NRSF  % OF NRSF  CONTRACT RENT ($)  CONTRACT RENT  ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

The E.W. Scripps Company          --/A2/A        105,745        19%        $1,328,995            18%         $12.57     Various (2)
------------------------------------------------------------------------------------------------------------------------------------
Thompson Hine LLP                 --/--/--        59,926        11%        $1,108,631            15%         $18.50      12/31/2010
------------------------------------------------------------------------------------------------------------------------------------
Ernst & Young U.S. LLP            --/--/--        32,638         6%          $504,257             7%         $15.45      8/31/2013
------------------------------------------------------------------------------------------------------------------------------------
UBS Financial Services, Inc.    AA+/Aa2/AA+       18,832         3%          $410,947             6%         $21.82      4/30/2014
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           217,141        40%        $3,352,830            46%         $15.44
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                        NAP         273,206        50%        $3,982,704            54%         $14.58       Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                         NAP          53,269        10%             $0.00             0%          $0.00         NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           543,616       100%        $7,335,534           100%         $14.96
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   The E.W Scripps Company has various lease expirations. 83,239 square feet expiring November 30, 2012; 22,506 square feet expiring April 24, 2007 with the tenant currently negotiating to sign a permanent lease for this space.

      ESCROWS AND RESERVES. At closing the Scripps Center Borrower deposited
$450,000 to cover free rent holdback. Also on May 1, 2010 the Scripps Center
Borrower shall either post a letter of credit in the amount of $1,500,000 or begin monthly escrow deposits of $34,000 to be capped at $1,500,000 for TI/LC's.
Additionally, upon the occurrence of an event of default, the Scripps Center
Borrower is required to deposit monthly 1/12 of the estimated annual insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Scripps Center Loan.

      PROPERTY MANAGEMENT. The Scripps Center Property is managed by The
Mayerson Company, which is an affiliate of the Scripps Center Borrower. The
Mayerson Company (TMC) was founded in 1949 by Manuel Mayerson.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine financing is permitted subject to various conditions including: (i) the amount will not result in an aggregate LTV greater than 90% and DSCR less than 1.10x; (ii)
lender must approve the mezzanine lender and financing documents and mortgage loan lender shall enter into an intercreditor agreement with mezzanine lender;
and (iii) the ability to obtain mezzanine debt is personal to the current
Scripps Center Borrower and any successor or assign of the Scripps Center
Borrower under the Scripps Center Loan.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Scripps Center Loan and the
Scripps Center Property is set forth on Appendix II hereto.

                                      T-41

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 5 - ACADEMY SPORTS HQ
--------------------------------------------------------------------------------

                      [SEVEN PHOTOS OF ACADEMY SPORTS HQ]

                                      T-42

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 5 - ACADEMY SPORTS HQ
--------------------------------------------------------------------------------

                           [MAP OF ACADEMY SPORTS HQ]

                                      T-43

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 5 - ACADEMY SPORTS HQ
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $68,250,000

CUT-OFF DATE BALANCE:                   $68,250,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (S&P/FITCH/DBRS):         NAP

FIRST PAYMENT DATE:                     March 1, 2007

INTEREST RATE:                          5.606%

AMORTIZATION:                           Interest Only

ARD:                                    February 1, 2017

HYPERAMORTIZATION:                      After the ARD, the loan interest
                                        rate steps up to the greater of (i)
                                        the 7.606%, and (ii) the then
                                        current Ten Year Treasury Yield
                                        plus two percent (2%) per annum,
                                        provided, however, the interest
                                        rate shall not exceed 10.606%

MATURITY DATE:                          February 1, 2037

EXPECTED ARD BALANCE:                   $68,250,000

SPONSOR:                                The Cole Companies

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until 2 years after the
                                        REMIC "start-up" date, with U.S.
                                        Treasury defeasance thereafter.
                                        Prepayable without penalty on or
                                        after November 1, 2016.

LOAN PER SF:                            $46.92

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:            Springing

                                        Insurance:         Springing

                                        Cap Ex:            Springing

LOCKBOX:                                Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Industrial

PROPERTY SUB-TYPE:                      Warehouse

LOCATION:                               Katy, TX

YEAR BUILT/RENOVATED:                   1976-2006 / NAP

PERCENT LEASED(1):                      100.0%

SQUARE FOOTAGE:                         1,454,563

THE COLLATERAL:                         Warehouse and distribution facility

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Cole Realty Advisors, Inc.

3RD MOST RECENT NOI (AS OF):            NAP

2ND MOST RECENT NOI (AS OF):            NAP

MOST RECENT NOI (AS OF):                NAP

U/W NET OP. INCOME:                     $6,552,378

U/W NET CASH FLOW:                      $6,210,294

U/W OCCUPANCY:                          95.0%

APPRAISED VALUE:                        $103,400,000

CUT-OFF DATE LTV:                       66.0%

ARD LTV:                                66.0%

DSCR:                                   1.60x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the lease expiring in 2027.

THE ACADEMY SPORTS HQ LOAN.

      THE LOAN. The fifth largest loan (the "Academy Sports HQ Loan") is evidenced by a promissory note and is secured by a first priority deed of trust on the Academy Sports HQ industrial property located in Katy, Texas (the
"Academy Sports HQ Property"). The Academy Sports HQ Loan was originated on
January 18, 2007 by Bear Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrower is Cole AS Katy TX, LP, a Delaware limited partnership (the "Academy Sports HQ Borrower") that owns no material assets other than the Academy Sports HQ Property. The Academy Sports HQ Borrower is
indirectly owned by the Cole Companies, through its private real estate investment trust, Cole Credit Property Trust II, Inc. The Cole Companies
("Cole"), together with its subsidiaries and affiliates, is a fully-integrated real estate company providing a variety of services. As of January 31, 2007,
Cole's consolidated portfolio of owned and managed assets includes 229 properties comprising 8.6 million square feet purchased for approximately $1.5 billion.

      THE PROPERTY. The Academy Sports HQ Property is a 1,454,563 square foot warehouse distribution center located in Katy, Texas, approximately 30 miles west of downtown Houston. The property is situated on North Mason Road approximately 1/2 mile form the IH-10 (Katy Highway). The Academy Sports HQ
Property is 100% leased by Academy, Ltd. which utilizes the facility as its headquarters location and sole distribution center. Academy Sports & Outdoors is a national sporting goods retailer which operates approximately 94 stores in 10 states. The Academy Sports HQ Property consists of four primary buildings constructed between 1976 through 2006 and includes approximately 7% office space, 251 loading docks, two drive-in ramps and ceiling heights ranging from 24 to 54 feet.

                                      T-44

      The following table presents certain information relating to the lease rollover at the Academy Sports HQ Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

                                                                                          % OF TOTAL
                                     AVERAGE                                           UNDERWRITTEN BASE     CUMULATIVE % OF TOTAL
                  # OF LEASES   UNDERWRITTEN BASE    % OF TOTAL SF   CUMULATIVE % OF    RENTAL REVENUES        UNDERWRITTEN BASE
     YEAR           ROLLING    RENT PER SF ROLLING      ROLLING         SF ROLLING          ROLLING         RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------

    Vacant             --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2007              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2008              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2009              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2010              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2011              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2012              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2013              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2014              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2015              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
     2016              --              --                   --               --                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
 2017 & Beyond         1              $4.84               100%             100%               100%                    100%
------------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenant at the Academy Sports HQ Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL       ANNUALIZED
                         CREDIT RATING                                ANNUALIZED      ANNUALIZED      UNDERWRITTEN
                            (FITCH/                                  UNDERWRITTEN    UNDERWRITTEN       BASE RENT        LEASE
          TENANT NAME     MOODY'S/S&P)   TENANT NRSF    % OF NRSF    BASE RENT ($)     BASE RENT      ($ PER NRSF)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Academy, Ltd.              --/--/--       1,454,563         100%       $7,038,000          100%           $4.84        01/31/2027
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                    1,454,563         100%       $7,038,000          100%           $4.84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                NAP                  0           0%               $0            0%           $0.00           NAP
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                 NAP                  0           0%               $0            0%           $0.00           NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                    1,454,563         100%       $7,038,000          100%           $4.84
------------------------------------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the
Academy Sports HQ Borrower fails to provide evidence of payment or evidence of adequate insurance or an event of default occurs. Cap Ex reserve springs if the
Academy Sports HQ Borrower fails to provide evidence of property maintenance or an event of default occurs.

      LOCKBOX AND CASH MANAGEMENT. A springing hard lockbox is in place with respect to the Academy Sports HQ Loan. A cash management event is triggered upon
(i) the occurrence of an event of default, (ii) the bankruptcy of the Academy
Sports HQ Borrower, property manager or tenant, (iii) the tenant ceasing to operate its business at the property, or (iv) the failure of the Academy Sports
HQ Borrower to repay the Academy Sports HQ Loan at least one month prior to the
Anticipated Repayment Date.

      PROPERTY MANAGEMENT. The Academy Sports HQ Property is managed by Cole
Realty Advisors, Inc., an affiliate of the Academy Sports HQ Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The Academy Sports HQ Borrower is permitted to release two currently unimproved portions of the Academy Sports HQ Property, referred to as Tract 3 and Tract 4, subject to the satisfaction of certain conditions under the mortgage loan documents, including but not limited to: (i) the payment of the applicable release amount ($379,500 for Tract 3 and $796,950 for Tract 4)
plus a prepayment premium calculated on the basis of the greater of a yield maintenance formula and 3.0% of the amount prepaid, (ii) the Academy Sports HQ
Borrower will provide a written request for release of (a) Tract 3 no later than
September 29, 2011 and (b) Tract 4 no later than April 10, 2008, (iii) the DSCR immediately following such release is not less than the greater of 1.62x or the
DSCR immediately prior to such release, and (iv) the LTV immediately following such release is not greater than the lesser of 66% or the LTV immediately prior to such release.

      Certain additional information regarding the Academy Sports HQ Loan and the Academy Sports HQ Property is set forth on Appendix II hereto.

                                      T-45

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 6 - VIAD CORPORATE CENTER
--------------------------------------------------------------------------------

                    [THREE PHOTOS OF VIAD CORPORATE CENTER]

                                      T-46

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 6 - VIAD CORPORATE CENTER
--------------------------------------------------------------------------------

                         [MAP OF VIAD CORPORATE CENTER]

                                      T-47

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 6 - VIAD CORPORATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $65,000,000

CUT-OFF DATE BALANCE:                   $65,000,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (S&P/FITCH/DBRS):         NAP

FIRST PAYMENT DATE:                     January 1, 2007

INTEREST RATE:                          6.112%

AMORTIZATION:                           Interest Only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          December 1, 2016

EXPECTED MATURITY BALANCE:              $65,000,000

SPONSORS:                               JP Morgan Real Estate Growth and
                                        Income Fund and McCarthy Cook & Co.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of
                                        November 10, 2009 or 2 years after
                                        the REMIC "start-up" date, with
                                        U.S. Treasury defeasance or the
                                        payment of the greater of a yield
                                        maintenance premium and 1% of the
                                        principal balance thereafter.
                                        Prepayable without penalty from and
                                        after June 1, 2016.

LOAN PER SF:                            $136.43

UP-FRONT RESERVES:                      Insurance:         $250,000

                                        TI/LC:             $114,245

ONGOING RESERVES:                       RE Tax:            Springing

                                        Insurance:         Springing

                                        Cap Ex:            Springing

                                        TI/LC:             Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               Phoenix, AZ

YEAR BUILT/RENOVATED:                   1990-1991 / 2004-2006

PERCENT LEASED(1):                      88.6%

SQUARE FOOTAGE:                         476,424

THE COLLATERAL:                         24-story, Class "A" urban office
                                        building

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    McCarthy Cook & Co.

3RD MOST RECENT NOI (AS OF):            $6,060,193 (TTM 12/31/2004)

2ND MOST RECENT NOI (AS OF):            $5,992,742 (TTM 12/31/2005)

MOST RECENT NOI (AS OF):                $5,619,455 (TTM 12/31/2006)

U/W NET OP. INCOME:                     $5,552,717

U/W NET CASH FLOW:                      $4,938,942

U/W OCCUPANCY:                          88.5%

APPRAISED VALUE:                        $105,550,000

CUT-OFF DATE LTV:                       61.6%

MATURITY DATE LTV:                      61.6%

DSCR:                                   1.23x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated December 1, 2006.

THE VIAD CORPORATE CENTER LOAN.

      THE LOAN. The sixth largest loan (the "Viad Corporate Center Loan") is evidenced by a promissory note and is secured by a first priority deed of trust on the Viad Corporate Center office property located in Phoenix, Arizona (the
"Viad Corporate Center Property"). The Viad Corporate Center Loan was originated on November 10, 2006 by Bear Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrower is MCC/ I&G Viad Office Tower Owner, LLC, a
Delaware limited liability company (the "Viad Corporate Center Borrower") that owns no material assets other than the Viad Corporate Center Property and related interests. The Viad Corporate Center Borrower is indirectly owned by JP
Morgan Real Estate Growth and Income Fund ("JP Morgan") and McCarthy Cook & Co.
("MCC"). JP Morgan began its investment activities in February 2002. With four years of operations, the portfolio had a net asset value of $1.161 billion as of
September 30, 2006. MCC is a real estate investment and development company focused on the investment in, and management of, commercial and mixed-use properties in the western United States. Since 1995, MCC has acquired approximately $1.4 billion of properties with its partners.

      THE PROPERTY. The Viad Corporate Center Property is a class 'A', 24-story,
476,424 square foot urban office building located in Phoenix, Arizona.
Originally built between 1990-1991 as Dial Corporation's corporate headquarters, the property contains finishes and amenities that exceed typical class 'A'
standards in the market. The reported construction costs were approximately $118 million, or $250 per square foot. The Viad Corporate Center Property is located on North Central Avenue just north of Interstate 10 in the Arts District of the

                                      T-48

Phoenix Central Business District. Consequently, the property has access to both the midtown and downtown commercial cores, as well as to major highways, public transportation and government facilities. It is located across the street from the Phoenix Art Museum. The building features a polished granite exterior with dual pane tinted windows and a lobby with a 20-foot ceiling, granite finishes and expansive glass curtain walls. The landscaping includes a waterfall and a free-form stream stretching 274 feet through the property. Amenities at the property include an auditorium and conference facilities for over 150 people, a dining facility, a multi-level professionally staffed fitness center, an in-house performing arts theater, a bank branch and 24-hour security. In addition, there are over 6,000 square feet of specialty retail shops. The total number of parking spaces at the Viad Corporate Center Property is 1,250 spaces, of which 1,131 are located in an attached eight level parking garage. The Viad
Corporate Center Property is currently 88.6% leased to over 25 tenants. Major tenants at the property include Viad Corp., LandAmerica Financial Group, Inc., and PricewaterhouseCoopers LLP.

      The following table presents certain information relating to the lease rollover at the Viad Corporate Center Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % OF TOTAL
                                      AVERAGE                                           UNDERWRITTEN BASE    CUMULATIVE % OF TOTAL
                   # OF LEASES   UNDERWRITTEN BASE    % OF TOTAL SF   CUMULATIVE % OF    RENTAL REVENUES       UNDERWRITTEN BASE
     YEAR            ROLLING    RENT PER SF ROLLING      ROLLING         SF ROLLING          ROLLING        RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------

    Vacant              --                 --               11%              11%                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
      MTM               11              $1.63                3%              14%                 0%                     0%
------------------------------------------------------------------------------------------------------------------------------------
     2007               3               $5.10                1%              15%                 0%                     1%
------------------------------------------------------------------------------------------------------------------------------------
     2008               4              $18.69                1%              17%                 1%                     2%
------------------------------------------------------------------------------------------------------------------------------------
     2009               9              $22.48               19%              36%                25%                    27%
------------------------------------------------------------------------------------------------------------------------------------
     2010               13             $16.76                9%              45%                 9%                    36%
------------------------------------------------------------------------------------------------------------------------------------
     2011               8              $19.97               42%              87%                49%                    85%
------------------------------------------------------------------------------------------------------------------------------------
     2012               1              $22.50                3%              90%                 4%                    89%
------------------------------------------------------------------------------------------------------------------------------------
     2013               --                 --                --              90%                 --                    89%
------------------------------------------------------------------------------------------------------------------------------------
     2014               --                 --                --              90%                 --                    89%
------------------------------------------------------------------------------------------------------------------------------------
     2015               --                 --                --              90%                 --                    89%
------------------------------------------------------------------------------------------------------------------------------------
     2016               3              $20.21                5%              95%                 5%                    94%
------------------------------------------------------------------------------------------------------------------------------------
 2017 & Beyond          2              $19.85                5%             100%                 6%                   100%
------------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenants at the Viad Corporate Center Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % OF TOTAL    ANNUALIZED
                                    CREDIT RATING                            ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                       (FITCH/                              UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
            TENANT NAME            MOODY'S/S&P)(1)  TENANT NRSF  % OF NRSF  BASE RENT ($)   BASE RENT    ($ PER NRSF)   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Viad Corp (2)                        --/--/--          158,222        33%     $3,136,000        38%          $19.82      08/31/2011
------------------------------------------------------------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.  BBB-/--/BBB-         59,126        12%     $1,282,393        16%          $21.69      02/28/2009
------------------------------------------------------------------------------------------------------------------------------------
PricewaterhouseCoopers LLP           --/--/--           25,421         5%       $660,946         8%          $26.00      11/30/2009
------------------------------------------------------------------------------------------------------------------------------------
Oce Reprographic Technologies        --/--/--           19,982         4%       $419,622         5%          $21.00      08/31/2011
------------------------------------------------------------------------------------------------------------------------------------
Cramer-Krasselt Co.                  --/--/--           19,650         4%       $380,228         5%          $19.35      08/31/2017
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                 282,401        59%     $5,879,189        72%          $20.82
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                           NAP            139,922        29%     $2,338,351        28%          $16.71      Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                            NAP             54,101        11%             $0         0%           $0.00        NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                 476,424       100%     $8,217,540       100%         $17.25
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Viad Corp subleases 114,576 square feet of its space (72.4% of Viad Corp's space; 24% of total property NRSF) to various subtenants. Viad Corp currently occupies 34,274 square feet of their remaining space while 9,372 square feet are currently dark.

      ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the
Viad Corporate Center Borrower fails to provide evidence of payment or upon the occurrence of an event of default. Cap Ex reserve springs if the DSCR for the preceding six month period is less than 1.10x. Upon the occurrence and during the continuance of an event of default, the Viad Corporate Center Borrower is required to deposit $41,667 per month in a rollover reserve.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Viad Corporate Center Loan.

      PROPERTY MANAGEMENT. The Viad Corporate Center Property is managed by
McCarthy Cook & Co., an affiliate of the Viad Corporate Center Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Viad
Corporate Center Borrower is permitted to incur future additional secured debt, subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including but not limited to: (i) the DSCR on the aggregate debt must be greater than 1.25x; (ii) the LTV on the aggregate debt must be less than or equal to 75%;

                                      T-49

(iii) the execution of an acceptable subordination and standstill agreement, and
(iv) the delivery of a rating agency confirmation of no downgrade of the ratings on the series 2007-TOP26 certificates.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Viad Corporate Center Loan and the Viad Corporate Center Property is set forth on Appendix II hereto.

                                      T-50

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-51

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 7 - 909 A STREET
--------------------------------------------------------------------------------

                          [SIX PHOTOS OF 909 A STREET]

                                      T-52

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 7 - 909 A STREET
--------------------------------------------------------------------------------

                             [MAP OF 909 A STREET]

                                      T-53

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 7 - 909 A STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $48,000,000

CUT-OFF DATE BALANCE:                   $48,000,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (S&P/FITCH/DBRS):         NAP

FIRST PAYMENT DATE:                     March 1, 2007

INTEREST RATE:                          5.530%

AMORTIZATION:                           Interest Only

ARD:                                    February 1, 2017

HYPERAMORTIZATION:                      After the ARD, the loan interest rate
                                        steps up to the greater of (i) 8.03%
                                        or (ii) U.S. Treasury Issue rounded up
                                        to the nearest basis point plus 2.5%.

MATURITY DATE:                          February 1, 2037

EXPECTED MATURITY BALANCE:              $48,000,000

SPONSOR:                                Ilahie Holding, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of March
                                        1, 2011 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without penalty from and after
                                        November 1, 2016.

LOAN PER SF:                            $228.37

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:               Springing

                                        Insurance:            Springing

                                        TI/LC:                Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               Tacoma, WA

YEAR BUILT/RENOVATED:                   1988 / NAP

PERCENT LEASED(1):                      100.0%

SQUARE FOOTAGE:                         210,186

THE COLLATERAL:                         13-story office building

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Egis Real Estate Services

3RD MOST RECENT NOI (AS OF):            NAP

2ND MOST RECENT NOI (AS OF):            $4,055,785 (TTM 12/31/2004)

MOST RECENT NOI (AS OF):                $4,241,695 (TTM 12/31/2005)

U/W NET OP. INCOME:                     $4,170,858

U/W NET CASH FLOW:                      $3,952,266

U/W OCCUPANCY:                          96.0%

APPRAISED VALUE:                        $64,000,000

CUT-OFF DATE LTV:                       75.0%

MATURITY DATE LTV:                      75.0%

DSCR:                                   1.47x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated December 20, 2006.

THE 909 A STREET LOAN.

      THE LOAN. The seventh largest loan ("909 A Street Loan") as evidenced by the Secured Promissory Note (the "909 A Street Note") is secured by a first priority Deed of Trust, Security Agreement, and Assignment of Rents ("909 A
Street Note Mortgage") encumbering the office building containing 210,186 square feet known as 909 A Street, located in Tacoma, Washington (the "909 A Street
Property"). The 909 A Street Loan was originated on January 5, 2007 by or on behalf of Principal Commercial Funding II, LLC.

      THE BORROWER. The borrower is 909 A Street LLC. The Borrower is 100% owned by Ilahie Holding, Inc. Saltchuk Resources, Inc. ("Saltchuk") is the sole equity investor in Ilahie Holding, Inc. Saltchuk is a privately owned family investment company formed in 1982 and based in the Pacific Northwest. Saltchuk has a reported $1.2 billion of assets and $900 million in revenues invested in twelve operating companies in several different business groups, including deep water shipping, ship management, tug and barge operations, fuel distribution, and real estate holdings. Combined, Saltchuk employs over 4,000 people.

      THE PROPERTY. The 909 A Street Property consists of a 13-story office building constructed in 1988 containing 210,186 square feet of NRA. The property has a state of the art trading floor that operates 21 hours a day, a full service cafeteria and observation decks on the upper floors. There are 230 on-site parking spaces via two levels of underground parking and 253 off-site parking spaces in an adjacent city parking garage that the tenant leases from the city (2.30/1,000 square feet total). The 909 A Street Property is located on
909 A Street at the intersection of 9th St and A St. The 909 A Street Property has access to I-705 via an on ramp at the property's northern boundary. There are several methods of public transportation in close proximity including the light rail, The Sounder commuter train, city bus routes and ferry service.

                                      T-54

      The following table presents certain information relating to the lease rollover at 909 A Street Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                           AVERAGE
                             # OF       CONTRACT BASE                   CUMULATIVE      % OF TOTAL      CUMULATIVE % OF TOTAL
                            LEASES       RENT PER SF    % OF TOTAL SF     % OF SF    CONTRACT RENTAL       CONTRACT RENTAL
          YEAR              ROLLING        ROLLING         ROLLING        ROLLING    REVENUES ROLLING      REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

         Vacant               --               --              --            --              --                    --
--------------------------------------------------------------------------------------------------------------------------------
          2007                --               --              --            --              --                    --
--------------------------------------------------------------------------------------------------------------------------------
          2008                --               --              --            --              --                    --
--------------------------------------------------------------------------------------------------------------------------------
          2009                --               --              --            --              --                    --
--------------------------------------------------------------------------------------------------------------------------------
          2010                --               --              --            --              --                    --
--------------------------------------------------------------------------------------------------------------------------------
          2011                --               --              --            --              --                    --
--------------------------------------------------------------------------------------------------------------------------------
          2012                --               --              --            --              --                    --
--------------------------------------------------------------------------------------------------------------------------------
          2013                 1           $21.11            100%          100%            100%                  100%
--------------------------------------------------------------------------------------------------------------------------------
          2014                --               --              --          100%              --                  100%
--------------------------------------------------------------------------------------------------------------------------------
          2015                --               --              --          100%              --                  100%
--------------------------------------------------------------------------------------------------------------------------------
          2016                --               --              --          100%              --                  100%
--------------------------------------------------------------------------------------------------------------------------------
     2017 & Beyond            --               --              --          100%              --                  100%
--------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the 909 A Street Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED
                              CREDIT RATING                           ANNUALIZED      % OF TOTAL      CONTRACT
                                 (FITCH/        TENANT               CONTRACT RENT    ANNUALIZED        RENT          LEASE
        TENANT NAME          MOODY'S/S&P)(1)     NRSF     % OF NRSF       ($)        CONTRACT RENT  ($ PER NRSF)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Frank Russell Company          AAA/Aaa/AAA     210,186       100%     $4,437,894          100%         $21.11       11/30/2013
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         210,186       100%     $4,437,894          100%         $21.11
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP               0         0%             $0            0%          $0.00          NAP
--------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP               0         0%             $0            0%          $0.00          NAP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         210,186       100%     $4,437,894          100%         $21.11
--------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. In the event Frank Russell Company has not renewed its lease by November 30, 2011, the 909 A Street Borrower is required to either post a letter of credit in the amount of $2,320,080, to be increased to
$4,640,160 by December 1, 2012 or deposit a monthly escrow in the amount of
$193,340 from December 1, 2011 through November 1, 2013. In the event Frank
Russell Company fails to pay $412,335 (during 2011 lease year) or $421,406 (for
2012 lease year) in rents for any month, then beginning on December 1, 2011 through November 1, 2013 the 909 A Street Borrower is required to pay an amount equal to the rents received for such month which are not applied to payment of principal, interest, and other loan charges, less the operating expenses incurred for the month. Additionally, upon the occurrence of an event of default, the 909 A Street Borrower is required to deposit monthly 1/12 of the estimated annual taxes and insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 909 A Street Loan.

      PROPERTY MANAGEMENT. The 909 A Street Property is managed by Egis Real
Estate Services ("Egis"). Egis has served the Northwest for 35 years. Egis offers an array of commercial real estate services including development, property, facilities and construction management, building engineering, owner's leasing representation, lease administration and receivership services to over
50 clients.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 909 A Street Loan and the 909
A Street Property is set forth on Appendix II hereto.

                                      T-55

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 8 - DOUBLETREE HOTEL JERSEY CITY
--------------------------------------------------------------------------------

                 [FIVE PHOTOS OF DOUBLETREE HOTEL JERSEY CITY]

                                      T-56

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 8 - DOUBLETREE HOTEL JERSEY CITY
--------------------------------------------------------------------------------

                     [MAP OF DOUBLETREE HOTEL JERSEY CITY]

                                      T-57

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 8 - DOUBLETREE HOTEL JERSEY CITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $45,000,000

CUT-OFF DATE BALANCE:                   $45,000,000

LOAN PURPOSE:                           Refinance

SHADOW RATING (S&P/FITCH/DBRS):         NAP

FIRST PAYMENT DATE:                     February 1, 2007

INTEREST RATE:                          5.684%

AMORTIZATION:                           Interest Only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 1, 2017

EXPECTED MATURITY BALANCE:              $45,000,000

SPONSOR:                                Hartz Mountain Industries,
                                        Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until December
                                        31, 2010, with U.S. Treasury
                                        defeasance thereafter.
                                        Prepayable without penalty
                                        on January 1, 2017.

LOAN PER ROOM:                          $227,273

UP-FRONT RESERVES:                      RE Tax:        $67,900

                                        Insurance:     $28,076

                                        FF&E:          $36,906

ONGOING RESERVES:                       RE Tax:        $22,633 / month

                                        Insurance:     $3,555 / month

                                        FF&E:          $36,906 / month

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Hospitality

PROPERTY SUB-TYPE:                      Full Service

LOCATION:                               Jersey City, NJ

YEAR BUILT/RENOVATED:                   1998 / NAP

OCCUPANCY(1):                           81.7%

ROOMS:                                  198

THE COLLATERAL:                         198-all suite, full service
                                        hotel

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    DT Management, Inc.

3RD MOST RECENT NOI (AS OF):            $3,535,789 (TTM 12/31/2004)

2ND MOST RECENT NOI (AS OF):            $4,716,366 (TTM 12/31/2005)

MOST RECENT NOI (AS OF):                $5,739,331 (TTM 12/31/2006)

U/W NET OP. INCOME:                     $5,812,760

U/W NET CASH FLOW:                      $5,374,802

U/W OCCUPANCY:                          81.7%

APPRAISED VALUE:                        $69,500,000

CUT-OFF DATE LTV:                       64.7%

MATURITY DATE LTV:                      64.7%

DSCR:                                   2.07x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Occupancy is based on the trailing twelve months financials dated December
      31, 2006.

THE DOUBLETREE HOTEL JERSEY CITY LOAN.

      THE LOAN. The eighth largest loan (the "DoubleTree Hotel Jersey City
Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the DoubleTree Hotel located in Jersey City, New Jersey (the
"DoubleTree Hotel Jersey City Property"). The DoubleTree Hotel Jersey City Loan
was originated on December 18, 2006 by Bear Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrowers are Hudson Hospitality Services Urban Renewal
Associates, L.L.C. and JC Grandview Hotel, L.L.C., each a New Jersey limited liability company (collectively the "DoubleTree Hotel Jersey City Borrower")
that owns no material assets other than the DoubleTree Hotel Jersey City
Property. The DoubleTree Hotel Jersey City Borrower is indirectly owned by Hartz
Mountain Industries, Inc. ("Hartz Mountain"). Hartz Mountain is a private owner of commercial real estate in the U.S. Founded in 1966, the company owns and operates a portfolio of 200 buildings in the New York/New Jersey area, representing more than 38 million square feet of retail, hotel, office and industrial properties. The Chairman and CEO of Hartz Mountain is Mr. Leonard N.
Stern. According to Forbes magazine, in 2006, Mr. Stern had a personal net worth of $2.7 billion.

      THE PROPERTY. The DoubleTree Hotel Jersey City Property is a 13-story,
198-room, all suite full service hotel situated in the downtown section of
Jersey City, New Jersey. The property is located at 455 Washington Boulevard, with access to the New Jersey Turnpike, the

                                      T-58

Harborside Ferry, PATH Train, and the Holland Tunnel, all of which provide access into New York City. Positioned approximately half a mile from the Holland
Tunnel, the DoubleTree Hotel Jersey City Property enjoys views of the Hudson
River and the New York City skyline. The property was originally purchased vacant in 1996 by the sponsor, and then developed into a 198-room hotel in 1998.
The food and beverage outlet at the property is the 85-seat, 4,200 square feet
4fifty5 Restaurant & Bar, offering breakfast, lunch and dinner. The DoubleTree
Hotel Jersey City Property also includes approximately 2,600 square feet of meeting space and additional land area with 183 surface parking spaces.
Amenities offered at the hotel include a fitness facility, a business center and a car rental service. Typical suites feature a living room and bedroom with microwave, refrigerator, and cable TV, tile/marble bathrooms and a queen, king or two double beds.

--------------------------------------------------------------------------------------------------------------------------------
                                      SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR

                        COMPETITIVE SET (1)          DOUBLETREE HOTEL JERSEY CITY (2)             PENETRATION FACTOR

     YEAR        OCCUPANCY      ADR        REVPAR    OCCUPANCY      ADR        REVPAR      OCCUPANCY       ADR        REVPAR
--------------------------------------------------------------------------------------------------------------------------------

     2004           79.1%     $128.24      $101.47     81.0%      $125.75     $101.82        102.4%        98.1%      100.3%
--------------------------------------------------------------------------------------------------------------------------------
     2005           81.7%     $145.08      $118.51     82.7%      $150.77     $124.61        101.2%       103.9%      105.1%
--------------------------------------------------------------------------------------------------------------------------------
     2006           79.7%     $162.02      $129.12     81.7%      $176.79     $144.43        102.5%       109.1%      111.9%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Data provided by Smith Travel Research.

(2)   Based on operating statements provided by the DoubleTree Hotel Jersey City
      Borrower.

      ESCROWS AND RESERVES. The DoubleTree Hotel Jersey City Borrower is
required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The DoubleTree Hotel Jersey City Borrower is also required to escrow
1/12 of four percent (4%) of gross revenues for FF&E on a monthly basis. Current escrows are shown in the table on the previous page.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the DoubleTree Hotel Jersey City Loan.

      PROPERTY MANAGEMENT. The DoubleTree Hotel Jersey City Property is managed by DT Management, Inc., an affiliate of the Hilton Hotels Corporation
("Hilton"). Hilton (NYSE: HLT) is a global hospitality company, with nearly
2,800 hotels and 485,000 rooms in more than 80 countries, with 150,000 team members worldwide. More than 2,300 hotels are owned, managed or franchised in the USA with a portfolio of hotel brands including Hilton(R), Conrad(R),
DoubleTree(R), Embassy Suites Hotels(R), Hampton Inn(R), Hampton Inn &
Suites(R), Hilton Garden Inn(R), Hilton Grand Vacations(TM), Homewood Suites by
Hilton(R), Scandic and The Waldorf-Astoria Collection(R).

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The DoubleTree Hotel Jersey City Borrower has
converted the DoubleTree Hotel Jersey City Property into four condominium units
(with the hotel as one unit and three high-rise residential buildings, each comprising a condominium unit). Subject to the conditions set forth in the mortgage loan documents, the three residential condominium units may be released by the DoubleTree Hotel Jersey City Borrower without any prepayment of the
DoubleTree Hotel Jersey City Loan. BSCMI attributed no value or income to the three residential condominium units.

      Certain additional information regarding the DoubleTree Hotel Jersey City
Loan and the DoubleTree Hotel Jersey City Property is set forth on Appendix II hereto.

                                      T-59

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 9 - OVERLOOK II
--------------------------------------------------------------------------------

                          [SIX PHOTOS OF OVERLOOK II]

                                      T-60

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 9 - OVERLOOK II
--------------------------------------------------------------------------------

                              [MAP OF OVERLOOK II]

                                      T-61

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 9 - OVERLOOK II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $31,500,000

CUT-OFF DATE BALANCE:                   $31,500,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (S&P/FITCH/DBRS):         NAP

FIRST PAYMENT DATE:                     April 1, 2007

INTEREST RATE:                          5.610%

AMORTIZATION:                           Interest Only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          March 1, 2017

EXPECTED MATURITY BALANCE:              $31,500,000

SPONSOR:                                Parkway Properties Office Fund
                                        L.P.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of
                                        April 1, 2011 or 2 years after
                                        the REMIC "start-up" day, with
                                        U.S. Treasury defeasance
                                        thereafter. Prepayable without
                                        penalty from and after December
                                        1, 2016.

LOAN PER SF:                            $123.70

UP-FRONT RESERVES:                      Other              $196,411

ONGOING RESERVES:                       RE Tax:            Springing

                                        Insurance:         Springing

LOCKBOX:                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Atlanta, GA

YEAR BUILT/RENOVATED:                   1985 / NAP

PERCENT LEASED(1):                      92.7%

SQUARE FOOTAGE:                         254,658

THE COLLATERAL:                         13-story,  multi-tenant office building

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Parkway Realty Services, LLC

3RD MOST RECENT NOI (AS OF):            NAP

2ND MOST RECENT NOI (AS OF):            $1,684,241 (TTM 12/31/2004)

MOST RECENT NOI (AS OF):                $1,584,368 (TTM 12/31/2005)

U/W NET OP. INCOME:                     $2,866,939

U/W NET CASH FLOW:                      $2,551,221

U/W OCCUPANCY:                          90.0%

APPRAISED VALUE:                        $50,300,000

CUT-OFF DATE LTV:                       62.6%

MATURITY DATE LTV:                      62.6%

DSCR:                                   1.42x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated February 9, 2007.

THE OVERLOOK II LOAN.

      THE LOAN. The ninth largest loan (the "Overlook II Loan") as evidenced by the Secured Promissory Note ("Overlook II Note") is secured by a first priority
Deed of Trust, Security Agreement, and Assignment of Rents (the "Overlook II
Mortgage") encumbering the office building containing 254,658 square feet known as Overlook II, located in Atlanta, Georgia (the "Overlook II Property").
Overlook II Loan was originated on February 9, 2007 by or on behalf of Principal
Commercial Funding II, LLC.

      THE BORROWER. The borrower is PKY Fund Atlanta II, LLC (the "Overlook II
Borrower"). The Overlook II Borrower is 100% owned by Parkway Properties Office
Fund LP. Parkway Properties Office Fund, LP is made up of 75% ownership from
PERS Holding Company Limited, LLC (OhioPERS) and 25% ownership from Parkway
Properties, LP ("Parkway"). Parkway is a self-administered REIT specializing in operations, acquisition, ownership, management and leasing of office properties.
Its focus is the Southeastern and Southwestern United States and Chicago.
Parkway either owns or has an interest in 66 office properties located in 11 states with over 13 million square feet of leasable space.

      THE PROPERTY. The Overlook II Property consists of one, 13-story suburban office building with 254,658 square feet. The subject property was built in
1985. A parking structure is also included as part of the security, which provides for 850 spaces, a parking ratio of 3.26/1,000 square feet. Onsite amenities include a full service cafe, fitness center, mail facility, car detailing service, 24/7 onsite security and camera monitoring with card key access. The Overlook II Property is located at 2839 Paces Ferry Road in Atlanta in the Overlook Office Park development. Overlook Office Park includes three
Class A office buildings and a full-service Wyndham Hotel. The site is one half mile east of the Paces Ferry Road and I-285 interchange and is in historic
Vinings Village.

                                      T-62

      The following table presents certain information relating to the lease rollover at the Overlook II Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                           AVERAGE
                             # OF       CONTRACT BASE                   CUMULATIVE      % OF TOTAL      CUMULATIVE % OF TOTAL
                            LEASES       RENT PER SF    % OF TOTAL SF     % OF SF    CONTRACT RENTAL       CONTRACT RENTAL
          YEAR              ROLLING        ROLLING         ROLLING        ROLLING    REVENUES ROLLING      REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

         Vacant               --               --              7%            7%              --                     --
--------------------------------------------------------------------------------------------------------------------------------
          2007                 7           $22.94              4%           12%              5%                     5%
--------------------------------------------------------------------------------------------------------------------------------
          2008                 7           $23.33             17%           28%             20%                    25%
--------------------------------------------------------------------------------------------------------------------------------
          2009                 3           $23.45              8%           37%             10%                    35%
--------------------------------------------------------------------------------------------------------------------------------
          2010                 4           $21.19              4%           41%              4%                    40%
--------------------------------------------------------------------------------------------------------------------------------
          2011                 9           $19.57             15%           56%             15%                    55%
--------------------------------------------------------------------------------------------------------------------------------
          2012                 3           $18.64             14%           69%             13%                    68%
--------------------------------------------------------------------------------------------------------------------------------
          2013                 2           $16.00              3%           72%              2%                    71%
--------------------------------------------------------------------------------------------------------------------------------
          2014                 3           $21.23             11%           83%             12%                    82%
--------------------------------------------------------------------------------------------------------------------------------
          2015                 1           $21.22              8%           91%              9%                    92%
--------------------------------------------------------------------------------------------------------------------------------
          2016                --               --              --           91%              --                    92%
--------------------------------------------------------------------------------------------------------------------------------
     2017 & Beyond             1           $18.50              9%          100%              8%                   100%
--------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Overlook II Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED
                              CREDIT RATING                             ANNUALIZED    % OF TOTAL      CONTRACT
                                 (FITCH/                                 CONTRACT     ANNUALIZED        RENT          LEASE
        TENANT NAME          MOODY'S/S&P)(1)  TENANT NRSF   % OF NRSF    RENT ($)    CONTRACT RENT  ($ PER NRSF)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Manugistics                     --/B1/B+          30,437        12%      $776,752          16%         $25.52       03/31/2008
--------------------------------------------------------------------------------------------------------------------------------
Carecentric                     --/--/--          21,976         9%      $428,532           9%         $19.50       08/31/2012
--------------------------------------------------------------------------------------------------------------------------------
Insurance Office of America     --/--/--          21,976         9%      $406,556           8%         $18.50       02/28/2017
--------------------------------------------------------------------------------------------------------------------------------
Nissan North America, Inc.    A-/Baa1/BBB+        21,506         8%      $456,314           9%         $21.22       06/30/2015
--------------------------------------------------------------------------------------------------------------------------------
Ayco (Goldman Sachs)           AA-/Aa3/AA-        18,941         7%      $424,320           9%         $22.40       08/31/2014
--------------------------------------------------------------------------------------------------------------------------------
American Appraisal              --/--/--          15,954         6%      $384,774           8%         $24.12       12/31/2009
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           130,790        51%     $2,877,248         59%         $22.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP           105,245        41%     $2,035,274         41%         $19.34        Various
--------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP            18,623         7%         $0.00           0%          $0.00          NAP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           254,658       100%     $4,912,522        100%         $20.81
--------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. At closing the Overlook II Borrower deposited
$196,411 to cover rent abatement. Upon the occurrence of an event of default, the Overlook II Borrower is required to deposit monthly 1/12 of the estimated annual taxes and insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The Overlook II Property is managed by Parkway Realty
Services, LLC which is an affiliate of the Overlook II Borrower. Parkway Realty
Services, LLC manages and/or leases approximately 2.8 million square feet for third party clients (including joint ventures and minority interests), in addition to the properties owned by Parkway.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Overlook II Loan and the
Overlook II Property is set forth on Appendix II hereto.

                                      T-63

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - THE SHOPS AT SHERMAN PLAZA
--------------------------------------------------------------------------------

                  [FIVE PHOTOS OF THE SHOPS AT SHERMAN PLAZA]

                                      T-64

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - THE SHOPS AT SHERMAN PLAZA
--------------------------------------------------------------------------------

                      [MAP OF THE SHOPS AT SHERMAN PLAZA]

                                      T-65

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - THE SHOPS AT SHERMAN PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $30,275,000

CUT-OFF DATE BALANCE:                   $30,275,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (S&P/FITCH/DBRS):         NAP

FIRST PAYMENT DATE:                     April 1, 2007

INTEREST RATE:                          5.569%

AMORTIZATION:                           Interest Only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          March 1, 2017

EXPECTED ARD BALANCE:                   $30,275,000

SPONSORS:                               Minto Builders (Florida), Inc. &
                                        Inland American Real Estate Trust,
                                        Inc.

INTEREST CALCULATION:                   30/360

CALL PROTECTION:                        Locked out through February 28,
                                        2010. In connection with any
                                        voluntary prepayment, the borrower
                                        must pay a premium equal to the
                                        greater of a yield maintenance
                                        premium and 1% of the principal
                                        balance. Prepayable without penalty
                                        from and after February 1, 2017.

LOAN PER SF:                            $198.93

UP-FRONT RESERVES:                      Other:             $6,025,000

ONGOING RESERVES:                       RE Tax:            Springing

                                        Insurance:         Springing

                                        Cap Ex:            Springing

                                        Other:             Springing

                                        TI/LC:             Springing

LOCKBOX:                                Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Evanston, IL

YEAR BUILT/RENOVATED:                   2006 / NAP

PERCENT LEASED(1):                      87.6%

SQUARE FOOTAGE:                         152,187

THE COLLATERAL:                         Anchored retail center

OWNERSHIP INTEREST:                     Fee/Leasehold

PROPERTY MANAGEMENT:                    Inland American Retail Management LLC

3RD MOST RECENT NOI (AS OF):            NAP

2ND MOST RECENT NOI (AS OF):            NAP

MOST RECENT NOI (AS OF):                NAP

U/W NET OP. INCOME:                     $3,372,920

U/W NET CASH FLOW:                      $3,268,529

U/W OCCUPANCY:                          92.5%

APPRAISED VALUE:                        $55,500,000

CUT-OFF DATE LTV:                       54.5%

MATURITY DATE LTV:                      54.5%

DSCR:                                   1.94x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated January 30, 2007.

THE SHOPS AT SHERMAN PLAZA LOAN.

      THE LOAN. The tenth largest loan (the "Shops at Sherman Plaza Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Shops at Sherman Plaza retail property located in Evanston, Illinois (the
"Shops at Sherman Plaza Property"). The Shops at Sherman Plaza Loan was
originated on February 12, 2007 by Bear Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrower is MB Evanston Sherman, L.L.C., a Delaware limited liability company (the "Shops at Sherman Plaza Borrower") that owns no material assets other than the Shops at Sherman Plaza Property. The sole member of the Shops at Sherman Plaza Borrower is Minto Builders (Florida), Inc., a
Florida corporation, which is jointly owned by Minto (Delaware), LLC ("Minto")
and Inland American Real Estate Trust, Inc. ("Inland American"). Minto is in
turn owned by Minto Holdings, Inc. Inland American, an affiliate of The Inland
Group, Inc., is a newly formed real estate investment trust. The Inland Group,
Inc., together with its subsidiaries and affiliates, is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, development, redevelopment, syndication, renovation, construction finance and other related services. Currently, the Inland group of companies employs more than 1,000 people and manages over a reported $13 billion in assets and more than 100 million square feet of commercial property. Minto Holdings, Inc. is a real estate development, construction and management company with operations in
Ottawa, Toronto and Florida.

      THE PROPERTY. The Shops at Sherman Plaza Property is a 152,187 square foot anchored retail center located in downtown Evanston, Illinois, approximately 12 miles north of the Chicago Central Business District. The Shops at Sherman Plaza
Property encompasses 3.05

                                      T-66

acres along Sherman Avenue approximately two blocks from the Northwestern
University campus and one block from the Chicago Transit Authority's Purple Line subway stop. The Shops at Sherman Plaza Property was constructed in 2006 and is currently 87.6% occupied to 16 total tenants including L.A. Fitness, Barnes &
Noble, Pier 1 Imports, Jos. Bank, Ann Taylor Loft and Elizabeth Arden Spa.

      The following table presents certain information relating to the lease rollover at the Shops at Sherman Plaza Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                           AVERAGE                                         % OF TOTAL        CUMULATIVE % OF
                             # OF        UNDERWRITTEN                                     UNDERWRITTEN      TOTAL UNDERWRITTEN
                            LEASES      BASE RENT PER    % OF TOTAL SF   CUMULATIVE %      BASE RENTAL         BASE RENTAL
          YEAR              ROLLING       SF ROLLING        ROLLING      OF SF ROLLING  REVENUES ROLLING     REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

         Vacant               --              --               12%            12%               --                   --
--------------------------------------------------------------------------------------------------------------------------------
          2007                --              --                --            12%               --                   --
--------------------------------------------------------------------------------------------------------------------------------
          2008                --              --                --            12%               --                   --
--------------------------------------------------------------------------------------------------------------------------------
          2009                --              --                --            12%               --                   --
--------------------------------------------------------------------------------------------------------------------------------
          2010                --              --                --            12%               --                   --
--------------------------------------------------------------------------------------------------------------------------------
          2011                --              --                --            12%               --                   --
--------------------------------------------------------------------------------------------------------------------------------
          2012                 1            $40.00              1%            13%               1%                   1%
--------------------------------------------------------------------------------------------------------------------------------
          2013                --              --                --            13%               --                   1%
--------------------------------------------------------------------------------------------------------------------------------
          2014                 1            $21.75              2%            15%               2%                   3%
--------------------------------------------------------------------------------------------------------------------------------
          2015                --              --                --            15%               --                   3%
--------------------------------------------------------------------------------------------------------------------------------
          2016                10            $32.48             42%            57%              58%                  61%
--------------------------------------------------------------------------------------------------------------------------------
     2017 & Beyond             5            $21.65             43%           100%              39%                 100%
--------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenants at the Shops at Sherman Plaza Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                                        ANNUALIZED    % OF TOTAL     ANNUALIZED
                             CREDIT RATING                             UNDERWRITTEN   ANNUALIZED    UNDERWRITTEN
                                (FITCH/       TENANT                    BASE RENT    UNDERWRITTEN     BASE RENT       LEASE
        TENANT NAME           MOODY'S/S&P)     NRSF       % OF NRSF        ($)         BASE RENT    ($ PER NRSF)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

L.A. Fitness                   --/--/--        53,322         35%      $1,066,440         30%           $20.00      01/21/2022
--------------------------------------------------------------------------------------------------------------------------------
Barnes & Noble                 --/--/--        30,034         20%        $650,000         18%           $21.64      08/31/2016
--------------------------------------------------------------------------------------------------------------------------------
Pier 1 Imports                 --/--/--        10,334          7%        $260,934          7%           $25.25      08/31/2016
--------------------------------------------------------------------------------------------------------------------------------
Elizabeth Arden Red Door
Spa                            --/--/--         7,370          5%        $552,750         15%           $75.00      08/31/2016
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TOTAL/WEIGHTED AVERAGE                        101,060         66%      $2,530,124         70%           $25.04
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Other Tenants                     NAP          32,223         21%      $1,068,172         30%           $33.15       Various
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Vacant Space                      NAP          18,904         12%              $0          0%            $0.00         NAP
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TOTAL/WEIGHTED AVERAGE                        152,187        100%      $3,598,296        100%           $23.64
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      ESCROWS AND RESERVES. At loan origination, the Shops at Sherman Plaza
Borrower posted a $6,025,000 Letter of Credit to be held as additional collateral for the loan until the DSCR is greater than or equal to 1.16x based on a 9.30% constant. Real estate tax, insurance, and ground rent reserves spring if the Shops at Sherman Plaza Borrower fails to provide evidence of payment. Cap
Ex reserve springs if the Shops at Sherman Plaza Borrower fails to provide evidence of property maintenance or an event of default occurs. The Shops at
Sherman Plaza Borrower is required to escrow $10 per square foot for any lease expiring in 2016 if the tenant does not renew its lease at least 12 months prior to lease expiration. However, this reserve shall be waived if the DSCR for the
Shops at Sherman Plaza Loan is greater than or equal to 1.16x based on a 9.30%
constant.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is triggered upon a DSCR less than or equal to 1.75x or a cash management event. A cash management event is triggered upon (i) the date the DSCR is less than or equal to 1.25x for the preceding six months annualized, (ii) the occurrence of an event of default,
(iii) the bankruptcy of the Shops at Sherman Plaza Borrower or the property manager, or (iv) the failure of the Shops at Sherman Plaza Borrower to deposit the rollover reserve associated with 2016 rollovers. In such case, all receivables will be swept daily to a cash management account controlled by the lender. Such cash sweep may be terminated (not more than twice during the term of the loan) if the DSCR for the preceding six month period is greater than or equal to 1.35x for two complete, consecutive calendar quarters.
     PROPERTY MANAGEMENT. The Shops at Sherman Plaza Property is managed by
Inland American Retail Management LLC, an affiliate of the Shops at Sherman
Plaza Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Shops at Sherman Plaza Loan and the Shops at Sherman Plaza Property is set forth on Appendix II hereto.

                                      T-67

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you
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prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility
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